                                                                    Exhibit 99.1

RECORDING REQUESTED
BY AND WHEN
RECORDED RETURN TO:

Gary York, Esq.
Baker & Hostetler LLP
333 S. Grand Avenue
Suite 1800
Los Angeles, CA 90071

              DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING

                                       BY

                    MAGUIRE PROPERTIES - ONE CAL PLAZA, LLC,

                      a Delaware limited liability company,

                                   as Trustor

                                       TO

                        CHICAGO TITLE INSURANCE COMPANY,

                             a Missouri corporation,

                                   as Trustee

                               for the benefit of

                      METROPOLITAN LIFE INSURANCE COMPANY,

                             a New York corporation,

                                 as Beneficiary

                                November 6, 2003

                                TABLE OF CONTENTS

ARTICLE 1      GRANT OF SECURITY.........................................................................   3

     1.1   REAL PROPERTY GRANT...........................................................................   3

     1.2   PERSONAL PROPERTY GRANT.......................................................................   6

     1.3   CONDITIONS TO GRANT...........................................................................   6

ARTICLE 2      TRUSTOR COVENANTS.........................................................................   7

     2.1   DUE AUTHORIZATION, EXECUTION, AND DELIVERY....................................................   7

     2.2   PERFORMANCE BY TRUSTOR........................................................................   7

     2.3   WARRANTY OF TITLE.............................................................................   7

     2.4   TAXES, LIENS AND OTHER CHARGES................................................................   8

     2.5   ESCROW DEPOSITS...............................................................................   8

     2.6   CARE AND USE OF THE PROPERTY..................................................................   9

     2.7   COLLATERAL SECURITY INSTRUMENTS...............................................................  11

     2.8   SUITS AND OTHER ACTS TO PROTECT THE PROPERTY..................................................  11

     2.9   LIENS AND ENCUMBRANCES........................................................................  12

     2.10  THE GROUND LEASE..............................................................................  12

     2.11  MAINTENANCE OF CENTRAL PLANT..................................................................  16

ARTICLE 3      INSURANCE.................................................................................  16

     3.1   REQUIRED INSURANCE AND TERMS OF INSURANCE POLICIES............................................  16

     3.2   ADJUSTMENT OF CLAIMS..........................................................................  19

     3.3   ASSIGNMENT TO BENEFICIARY.....................................................................  19

ARTICLE 4      BOOKS, RECORDS AND ACCOUNTS...............................................................  20

     4.1   BOOKS AND RECORDS.............................................................................  20

     4.2   PROPERTY REPORTS..............................................................................  20

     4.3   ADDITIONAL MATTERS............................................................................  21

ARTICLE 5      LEASES AND OTHER AGREEMENTS AFFECTING THE PROPERTY........................................  21

     5.1   TRUSTOR'S REPRESENTATIONS AND WARRANTIES......................................................  21

     5.2   ASSIGNMENT OF LEASES..........................................................................  22

     5.3   PERFORMANCE OF OBLIGATIONS....................................................................  22

     5.4   SUBORDINATE LEASES............................................................................  22

     5.5   LEASING COMMISSIONS...........................................................................  23

ARTICLE 6      ENVIRONMENTAL HAZARDS.....................................................................  23

     6.1   REPRESENTATIONS AND WARRANTIES................................................................  23

     6.2   REMEDIAL WORK.................................................................................  24

     6.3   ENVIRONMENTAL SITE ASSESSMENT.................................................................  24

     6.4   UNSECURED OBLIGATIONS.........................................................................  24

     6.5   HAZARDOUS MATERIALS...........................................................................  25

     6.6   REQUIREMENTS OF ENVIRONMENTAL LAWS............................................................  26

ARTICLE 7      CASUALTY, CONDEMNATION AND RESTORATION....................................................  27

     7.1   TRUSTOR'S REPRESENTATIONS.....................................................................  27

     7.2   RESTORATION...................................................................................  27

     7.3   CONDEMNATION..................................................................................  28

     7.4   REQUIREMENTS FOR RESTORATION..................................................................  29

ARTICLE 8      REPRESENTATIONS OF TRUSTOR................................................................  30

     8.1   ERISA.........................................................................................  30

     8.2   NON-RELATIONSHIP..............................................................................  31

     8.3   NO ADVERSE CHANGE.............................................................................  31

     8.4   FOREIGN INVESTOR..............................................................................  31

ARTICLE 9      EXCULPATION AND LIABILITY.................................................................  31

     9.1   LIABILITY OF TRUSTOR..........................................................................  31

ARTICLE 10     CHANGE IN OWNERSHIP, CONVEYANCE OF PROPERTY...............................................  33

     10.1  CONVEYANCE OF PROPERTY, CHANGE IN OWNERSHIP AND COMPOSITION...................................  33

     10.2  PROHIBITION ON SUBORDINATE FINANCING..........................................................  35

     10.3  RESTRICTIONS ON ADDITIONAL OBLIGATIONS........................................................  35

     10.4  STATEMENTS REGARDING OWNERSHIP................................................................  35

ARTICLE 11     DEFAULTS AND REMEDIES.....................................................................  36

     11.1  EVENTS OF DEFAULT.............................................................................  36

     11.2  REMEDIES UPON DEFAULT.........................................................................  37

     11.3  APPLICATION OF PROCEEDS OF SALE...............................................................  39

     11.4  WAIVER OF JURY TRIAL..........................................................................  39

     11.5  BENEFICIARY'S RIGHT TO PERFORM TRUSTOR'S OBLIGATIONS..........................................  39

     11.6  BENEFICIARY REIMBURSEMENT.....................................................................  39

     11.7  FEES AND EXPENSES.............................................................................  39

     11.8  WAIVER OF CONSEQUENTIAL DAMAGES...............................................................  40

     11.9  INDEMNIFICATION OF TRUSTEE....................................................................  40

     11.10 ACTIONS BY TRUSTEE............................................................................  40

     11.11 SUBSTITUTION OF TRUSTEE.......................................................................  40

ARTICLE 12     TRUSTOR AGREEMENTS AND FURTHER ASSURANCES.................................................  40

     12.1  PARTICIPATION AND SALE OF LOAN................................................................  40

     12.2  REPLACEMENT OF NOTE...........................................................................  41

     12.3  TRUSTOR'S ESTOPPEL............................................................................  41

     12.4  FURTHER ASSURANCES............................................................................  41

     12.5  SUBROGATION...................................................................................  42

ARTICLE 13     SECURITY AGREEMENT........................................................................  42

     13.1  SECURITY AGREEMENT............................................................................  42

     13.2  REPRESENTATIONS AND WARRANTIES................................................................  42

     13.3  CHARACTERIZATION OF PROPERTY..................................................................  43

     13.4  PROTECTION AGAINST PURCHASE MONEY SECURITY INTERESTS..........................................  43

ARTICLE 14     MISCELLANEOUS COVENANTS...................................................................  44

     14.1  NO WAIVER.....................................................................................  44

     14.2  NOTICES.......................................................................................  44

     14.3  HEIRS AND ASSIGNS; TERMINOLOGY................................................................  44

     14.4  SEVERABILITY..................................................................................  44

     14.5  APPLICABLE LAW................................................................................  45

     14.6  CAPTIONS......................................................................................  45

     14.7  TIME OF THE ESSENCE...........................................................................  45

     14.8  NO MERGER.....................................................................................  45

     14.9  NO MODIFICATIONS..............................................................................  45

     14.10 JOINT AND SEVERAL LIABILITY...................................................................  45

     14.11 COUNTERPARTS..................................................................................  45

     14.12 ENTIRE AGREEMENT..............................................................................  45

     14.13 NO THIRD PARTY BENEFICIARIES..................................................................  45

     14.14 NON-DISCRIMINATION............................................................................  45

              DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING

                                  DEFINED TERMS

EXECUTION DATE: November _6__, 2003

NOTE: The Promissory Note dated as of the Execution Date made by Trustor to the order of Beneficiary in the principal amount of $146,250,000.00.

BENEFICIARY & ADDRESS:  Metropolitan Life Insurance Company, a New York
                        corporation
                        10 Park Avenue
                        Morristown, New Jersey 07962
                        Attn: Senior Vice President, Real Estate Investments

WITH A COPY TO:         Metropolitan Life Insurance Company
                        333 South Hope Street, Suite 1150
                        Los Angeles, California 90071
                        Attention: Director and O.I.C.

AND TO:                 Metropolitan Life Insurance Company
                        400 South El Camino Real, Eighth Floor
                        San Mateo, California 94402
                        Attn: Vice President

TRUSTOR & ADDRESS (CHIEF EXECUTIVE OFFICE):
Maguire Properties - One Cal Plaza, LLC, a Delaware limited liability company 555 W. Fifth Street, Suite 5000
Los Angeles, California 90013
Attention: Richard I. Gilchrist

WITH A COPY TO:
Paul S. Rutter, Esq.
Gilchrist & Rutter Professional Corp.
1299 Ocean Avenue, Suite 900
Santa Monica, California 90401

TRUSTEE: Chicago Title Insurance Company

LIABLE PARTIES & ADDRESS:
Maguire Properties, L.P., a Maryland limited partnership
555 W. Fifth Street, Suite 5000
Los Angeles, California 90013
Attention: Richard I. Gilchrist

WITH A COPY TO:
Paul S. Rutter, Esq.
Gilchrist & Rutter Professional Corp.
1299 Ocean Avenue, Suite 900
Santa Monica, California 90401

COUNTY AND STATE (THE "STATE") IN WHICH THE PROPERTY IS LOCATED: Los Angeles County, State of California

USE: First-class office building and incidental retail use, and related parking.

INSURANCE: Commercial General Liability: Required Liability Limit:
$25,000,000.00

ADDRESS FOR INSURANCE NOTIFICATION:
Metropolitan Life Insurance Company
1 MetLife Plaza
27-01 Queens Plaza North
Long Island City, New York 11101
Attn: Risk Management--Area 7C

LOAN DOCUMENTS: The Note, this Deed of Trust and any other documents related to the Note and/or this Deed of Trust (except the Indemnity Agreement and the Guaranty) and all renewals, amendments, modifications, restatements and extensions of these documents.

INDEMNITY AGREEMENT: Unsecured Indemnity Agreement dated as of the Execution Date and executed by Trustor and Liable Parties in favor of Beneficiary.

GUARANTY: Guaranty of Recourse Obligations dated as of the Execution Date and executed by Liable Parties.

The Indemnity Agreement and the Guaranty are not Loan Documents and shall survive repayment of the Loan or other termination of the Loan Documents.

                  THIS DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING (this "Deed of Trust") is entered into as of the Execution Date by Trustor to Trustee for the benefit of Beneficiary with reference to the following Recitals:

                                    RECITALS

                  A. This Deed of Trust secures: (1) the payment of the indebtedness evidenced by the Note with interest at the rates set forth in the Note, together with all renewals, modifications, consolidations and extensions of the Note, all additional advances or fundings made by Beneficiary, and any other amounts required to be paid by Trustor under any of the Loan Documents (collectively, the "Secured Indebtedness" and sometimes referred to as the "Loan") and (2) the full performance by Trustor of all of the terms, covenants and obligations set forth in any of the Loan Documents.

                  B. Trustor makes the following covenants and agreements for the benefit of Beneficiary or any party designated by Beneficiary, including any prospective purchaser of the Loan Documents or participant in the Loan, and their respective officers, employees, agents, attorneys, representatives and contractors (all of which are collectively referred to as "Beneficiary") and Trustee.

                  NOW, THEREFORE, IN CONSIDERATION of the Recitals and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Trustor agrees as follows:

                                   ARTICLE 1
                                GRANT OF SECURITY

         1.1 REAL PROPERTY GRANT. In order to secure the Secured Indebtedness and the full performance by Trustor of all of the terms, covenants and obligations set forth in any of the Loan Documents, Trustor irrevocably sells, transfers, grants, conveys, assigns and warrants to Trustee, its successors and assigns, in trust, with power of sale and right of entry and possession, all of Trustor's present and future estate, right, title and interest in and to the following which are collectively referred to as the "Real Property":

                  (a) All of Trustor's right, title and interest in and to that certain Lease of Phase 1A dated as of August 26, 1983, by and between The Community Redevelopment Agency of the City of Los Angeles, a public body, corporate and politic established pursuant to Chapter 2 of the Community Redevelopment Law of the State of California (the "Agency"), as Lessor, and Bunker Hill Associates, a California general partnership ("BHA"), as Tenant, and recorded in the Official Records of Los Angeles County, California (the "Official Records") on August 26, 1983 as Instrument No. 83-991993, as amended by that certain First Amendment of Lease of Phase 1A by and between the Agency and BHA and dated as of September 13, 1985, and recorded in the Official Records on September 23, 1985 as Instrument No. 85-1102425, that certain Second

Amendment of Lease of Phase 1A by and between the Agency and Grand Avenue Associates, a California general partnership ("GAA") and dated as of December 29, 1989, and recorded in the Official Records on February 13, 1990 as Instrument No. 90-248146, and as modified by Quitclaim Deed dated July 8, 1986 executed by GAA in favor of the Agency and recorded in the Official Records on July 9, 1986 as Instrument No. 86-862746, by that certain Quitclaim Deed dated as of May, 1990, executed by GAA in favor of California Plaza Hotel L.P., a California limited partnership ("Hotel L.P.") and the Agency, which was recorded in the Official Records on October 3, 1990 as Instrument No. 90-1691521 and by that certain Grant Of Easements (1A Fire Exit) dated as of May, 1990 executed by Hotel L.P. and the Agency in favor of GAA, which was recorded in the Official Records on October 3, 1990 as Instrument No. 90-1691523 (such Lease of Phase 1A, as so amended and modified, is hereinafter referred to as the " Ground Lease"). The Ground Lease was assigned to Metropolitan Life Insurance Company, a New York corporation (in such capacity, "MetLife") pursuant to (i) a certain Grant Deed of Improvements and Assignment of Leasehold and REA dated June 26, 1991, from GAA, as grantor, to BHA and Met Life, as grantees, which was recorded in the Official Records on June 27, 1991 as Instrument No. 91-973735 and (ii) that certain Grant Deed of Improvements and Assignment of Leasehold and REA dated June 26, 1991 from BHA, as grantor to Met Life, as grantee which was recorded in the Official Records on June 27, 1991 as Instrument No. 91 973737. The Ground Lease was assigned to Trustor pursuant to that certain Grant Deed of Improvements and Assignment of Leasehold and REA of even date herewith (the "MetLife Conveyance") from MetLife, as grantor, to Trustor, as grantee, which is being recorded in the Official Records concurrently herewith. The Ground Lease covers the land described on Exhibit A attached hereto (the "Land");

                  (b) All rights, privileges, options, elections and other benefits of every name and nature (including, without limitation, Trustor's right to reject the Ground Lease under the Bankruptcy Code (as hereinafter defined) as more particularly described in Section 2.12 hereof) provided under the Ground Lease to be enjoyed or exercised by Trustor as tenant thereunder (the Ground Lease and such rights, privileges, options, elections and other benefits are collectively referred to as the "Leasehold");

                  (c) All of the Original Improvements, as defined in the Ground Lease, together with all other things now or hereafter affixed to or placed on the Land, including all buildings, structures and improvements, all fixtures and all machinery, elevators, boilers, building service equipment (including, without limitation, all equipment for the generation or distribution of air, water, heat, electricity, light, fuel or for ventilating or air conditioning purposes or for sanitary or drainage purposes or for the removal of dust, refuse or garbage), partitions, appliances, furniture, furnishings, building materials, supplies, computers and software, window coverings and floor coverings, lobby furnishings, and other property now or in the future attached, or installed in the improvements and all replacements, repairs, additions, or substitutions to these items (collectively, the "Improvements");

                  (d) All of Trustor's right, title and interest in all easements, privileges and rights appurtenant to the Leasehold and/or the Improvements and pertaining or held and enjoyed in connection therewith, including without limitation that certain Construction, Operation and

Reciprocal Easement Agreement dated as of August 26, 1983 by and between BHA and the Agency, which was recorded in the Official Records on August 26, 1983 as Instrument No. 83-991992, as amended by First Amendment thereto dated as of December 31, 1992 which was recorded in the Official Records on May 28, 1993 as Instrument No. 93-1025320 and by Second Amendment thereto dated as of April 30, 1997 which was recorded in the Official Records on June 9, 1997 as Instrument No. 97-854835 (as so amended, the "REA") and all of Trustor's right, title and interest in and to any land lying in the bed of any street, alley, road or avenue to the centerline thereof in front of, or adjoining the Land;

                  (e) All present and future income, rents, revenue, profits, proceeds, accounts receivables and other benefits from the Leasehold and/or the Improvements and all deposits made with respect to the Leasehold and/or Improvements, including, but not limited to, any security given to utility companies by Trustor, any advance payment of real estate taxes or assessments, or insurance premiums made by Trustor and all claims or demands relating to such deposits and other security, including claims for refunds of tax payments or assessments, and all insurance proceeds payable to Trustor in connection with the Leasehold and/or the Improvements whether or not such insurance coverage is specifically required under the terms of this Deed of Trust ("Insurance Proceeds") (all of the items set forth in this paragraph are referred to collectively as "Rents and Profits");

                  (f) All damages, payments and revenue of every kind that Trustor may be entitled to receive, from any person owning or acquiring a right to the oil, gas or mineral rights and reservations of the Land;

                  (g) All proceeds and claims arising on account of any damage to, or Condemnation (as hereinafter defined) of any part of the Leasehold and/or the Improvements, and all causes of action and recoveries for any diminution in the value of the Leasehold and/or the Improvements;

                  (h) All licenses, contracts, management agreements, guaranties, warranties, franchise agreements, permits, or certificates relating to the ownership, use, operation or maintenance of the Leasehold and/or the Improvements;

                  (i) All names by which the Land and/or Improvements may be operated or known (including without limitation the names "California Plaza Phase 1A" and "One California Plaza," or variations thereof, to the extent Trustor has any right in such names), and all rights to carry on business under those names, and all trademarks, trade names, and goodwill relating to the Land and/or Improvements; and

                  (j) All other or greater rights of every nature in the Land or any of the foregoing and in the possession or use thereof and income therefrom, whether now owned or hereafter acquired by Trustor, including without limitation any option to purchase, first refusal right or other contract which Trustor may hereafter acquire to purchase the Land or any portion thereof or any interest therein.

                  TO HAVE AND TO HOLD the Real Property, unto Trustee, its successors and assigns, in trust, for the benefit of Beneficiary, its successors and assigns, forever subject to the terms, covenants and conditions of this Deed of Trust.

         1.2 PERSONAL PROPERTY GRANT. Trustor irrevocably sells, transfers, grants, conveys, assigns and warrants to Beneficiary, its successors and assigns, a security interest in Trustor's interest in the following personal property which is collectively referred to as the "Personal Property":

                  (a) Any portion of the Real Property which may be personal property, and all other personal property, whether now existing or acquired in the future which is attached to, appurtenant to, or used in the construction or operation of, or in connection with, the Real Property;

                  (b) All rights to the use of water, including water rights appurtenant to the Real Property, pumping plants, ditches for irrigation, all water stock or other evidence of ownership of any part of the Real Property that is owned by Trustor in common with others and all documents of membership in any owner's association or similar group;

                  (c) All plans and specifications prepared for construction of the Improvements; and all contracts and agreements of Trustor relating to the plans and specifications or to the construction of the Improvements;

                  (d) All equipment, machinery, fixtures, goods, accounts, general intangibles, promissory notes, letter of credit rights, investment property, commercial tort claims, deposit accounts, documents, instruments and chattel paper and all substitutions, replacements of, and additions to, any of these items;

                  (e) All sales agreements, deposits, escrow agreements, other documents and agreements entered into with respect to the sale of any part of the Real Property, and all proceeds of the sale; and

                  (f) All proceeds from the voluntary or involuntary disposition or claim respecting any of the foregoing items (including judgments, condemnation awards or otherwise).

                  All of the Real Property and the Personal Property are collectively referred to as the "Property."

         1.3 CONDITIONS TO GRANT. If Trustor shall pay to Beneficiary the Secured Indebtedness, at the times and in the manner stipulated in the Loan Documents, and if Trustor shall perform and observe each of the terms, covenants and agreements set forth in the Loan Documents, then this Deed of Trust and all the rights granted by this Deed of Trust shall be released by Trustee and/or Beneficiary in accordance with the laws of the State.

                                   ARTICLE 2
                                TRUSTOR COVENANTS

         2.1      DUE AUTHORIZATION, EXECUTION, AND DELIVERY.

                  (a) Trustor represents and warrants that the execution of the Loan Documents and the Indemnity Agreement have been duly authorized and there is no provision in the organizational documents of Trustor requiring further consent for such action by any other entity or person.

                  (b) Trustor represents and warrants that it is duly organized, validly existing and is in good standing under the laws of the state of its formation and in the State, that its exact legal name, the state of its formation and the state of its chief executive office (or place of business, if it has only one place of business) are correctly stated in the Defined Terms, and that it has all necessary licenses, authorizations, registrations, permits and/or approvals to own its properties and to carry on its business as presently conducted.

                  (c) Trustor represents and warrants that the execution, delivery and performance of the Loan Documents and the Indemnity Agreement will not result in Trustor being in default under any provision of its organizational documents or of any deed of trust, mortgage, lease, credit or other agreement to which it is a party or which affects it or the Property.

                  (d) Trustor represents and warrants that the Loan Documents and the Indemnity Agreement have been duly authorized, executed and delivered by Trustor and constitute valid and binding obligations of Trustor which are enforceable in accordance with their terms.

                  (e) Trustor agrees that it will not change the state where it or its chief executive office (or place of business, if it has only one place of business) is located, or change its name, without providing at least thirty (30) days' prior written notice to Beneficiary.

         2.2 PERFORMANCE BY TRUSTOR. Trustor shall pay the Secured Indebtedness to Beneficiary and shall keep and perform each and every other obligation, covenant and agreement of the Loan Documents.

         2.3      WARRANTY OF TITLE.

                  (a) Trustor represents and warrants that, to the extent it received the same pursuant to the MetLife Conveyance, it holds marketable and indefeasible fee simple absolute title to the Improvements and a valid leasehold estate under the Ground Lease, and that it has the right and is lawfully authorized to sell, convey or encumber the Property subject only to those specific exceptions to title recorded in the real estate records of the County and contained in Part I of Schedule B of the title insurance policy or policies which have been approved by Beneficiary (the "Permitted Exceptions"). The Property is free from all due and unpaid taxes, assessments and mechanics' and materialmen's liens resulting from any actions of Trustor or any of its agents, employees, or invitees, and to the best knowledge of Trustor, except as may be otherwise known to Beneficiary, the Property is free from any other due and unpaid taxes, assessments and mechanics' and materialmen's liens.

                  (b) Trustor further covenants to warrant and forever defend Beneficiary and Trustee from and against all persons claiming any interest in the Property.

         2.4      TAXES, LIENS AND OTHER CHARGES.

                  (a)      Unless otherwise paid to Beneficiary as provided in
Section 2.5, Trustor shall pay all real estate and other taxes and assessments which may be payable, assessed, levied, imposed upon or become a lien on or against any portion of the Property (all of the foregoing items are collectively referred to as the "Imposition(s)"). The Impositions shall be paid not later than ten (10) days before the dates on which the particular Imposition would become delinquent and Trustor shall produce to Beneficiary receipts of the imposing authority, or other evidence reasonably satisfactory to Beneficiary, evidencing the payment of the Imposition in full. If Trustor elects by appropriate legal action to contest any Imposition, Trustor shall first deposit cash with Beneficiary as a reserve in an amount which Beneficiary determines is sufficient to pay the Imposition plus all fines, interest, penalties and costs which may become due pending the determination of the contest. If Trustor deposits this sum with Beneficiary, Trustor shall not be required to pay the Imposition provided that the contest operates to prevent enforcement or collection of the Imposition, or the sale or forfeiture of, the Property, and is prosecuted with due diligence and continuity. Upon termination of any proceeding or contest, Trustor shall pay the amount of the Imposition as finally determined in the proceeding or contest. Provided that there is not then an Event of Default (as defined in Section 11.1), the monies which have been deposited with Beneficiary pursuant to this Section shall be applied toward such payment and the excess, if any, shall be returned to Trustor.

                  (b) In the event of the passage, after the Execution Date, of any law which deducts from the value of the Property, for the purposes of taxation, any lien or security interest encumbering the Property, or changing in any way the existing laws regarding the taxation of mortgages, deeds of trust and/or security agreements or debts secured by these instruments, or changing the manner for the collection of any such taxes, and the law has the effect of imposing payment of any Impositions upon Beneficiary, at Beneficiary's option, the Secured Indebtedness shall immediately become due and payable. Notwithstanding the preceding sentence, the Beneficiary's election to accelerate the Loan shall not be effective if (1) Trustor is permitted by law (including, without limitation, applicable interest rate laws) to, and actually does, pay the Imposition or the increased portion of the Imposition and (2) Trustor agrees in writing to pay or reimburse Beneficiary in accordance with Section 11.6 for the payment of any such Imposition which becomes payable at any time when the Loan is outstanding.

         2.5 ESCROW DEPOSITS. Without limiting the effect of Section 2.4 and Section 3.1, Trustor shall pay to Beneficiary monthly on the same date the monthly installment is payable under the Note, an amount equal to 1/12th of the amounts Beneficiary reasonably estimates are necessary to pay, on an annualized basis, (1) all Impositions and (2) the premiums for the insurance policies required under this Deed of Trust (collectively the "Premiums") until such time as Trustor has deposited an amount equal to the annual charges for these items and on demand, from time to time, shall pay to Beneficiary any additional amounts necessary to pay the Premiums and Impositions. Trustor will furnish to Beneficiary bills for Impositions and Premiums thirty (30) days before Impositions become delinquent and such Premiums become due for payment. No amounts paid as Impositions or Premiums shall be deemed to be trust funds and these funds may be commingled with the general funds of Beneficiary. Unless a default has occurred under any of the Loan Documents or the Guaranty or the Indemnity Agreement, Trustor shall be credited with interest on account of the funds deposited by Trustor with Beneficiary pursuant to this Section 2.5, which interest shall be applied as such deposited funds are applied from time to time at Beneficiary's discretion. Beneficiary shall have no obligation to compound such interest. Such interest shall be credited at the rate of interest that Trustor would have received on such funds if the funds had been deposited in the MetLife State Street Money Market Fund, any similar fund designated by Beneficiary's loan servicing agent, or other similar fund as determined by Beneficiary. Beneficiary shall have no obligation to credit Trustor with any interest on the funds deposited by Trustor pursuant to this Section 2.5 after a default has occurred under any of the Loan Documents or the Guaranty or the Indemnity Agreement. In the event that Trustor does not pay the Premiums or Impositions, then Beneficiary may, but shall not be obligated to, pay the Premiums and Impositions and any money advanced by Beneficiary shall be reimbursed to Beneficiary within five (5) days after Beneficiary notifies Trustor of the amount of the Impositions or Premiums which Beneficiary paid. If an Event of Default occurs, Beneficiary shall have the right, at its election, to apply any amounts held under this Section 2.5 in reduction of the Secured Indebtedness, or in payment of the Premiums or Impositions for which the amounts were deposited.

         2.6      CARE AND USE OF THE PROPERTY.

                  (a) Trustor represents and warrants to and agrees with Beneficiary as follows:

                           (i)      To the best knowledge of Trustor, except as
may be otherwise known to Beneficiary, all authorizations, licenses, including without limitation liquor licenses, if any, and operating permits required to allow the Improvements to be operated for the Use have been obtained, paid for and are in full force and effect.

                           (ii)     To the best knowledge of Trustor, except as
may be otherwise known to Beneficiary, the Improvements and their Use comply with (and no notices of violation have been received in connection with) all Requirements (as defined in this Section) and Trustor shall at all times comply with all present or future Requirements affecting or relating to the Property and/or the Use. Trustor shall furnish Beneficiary, on request, proof of compliance with the Requirements. Trustor shall not use or permit the use of the Property, or any part thereof, for any illegal purpose. "Requirements" shall mean all laws, ordinances, orders, covenants, conditions and restrictions and other requirements relating to land and building design and construction, use and maintenance, that may now or hereafter pertain to or affect the Property or any part of the Property or the Use, including, without limitation, planning, zoning, subdivision, environmental, air quality, flood hazard, fire safety, handicapped facilities, building, health, fire, traffic, safety, wetlands, coastal and other governmental or regulatory rules, laws, ordinances, statutes, codes and requirements applicable to the Property, including permits, licenses and/or certificates that may be necessary from time to time to comply with any of the these requirements.

                           (iii)    Trustor will continue to comply with all
requirements of all instruments and agreements affecting the Property, whether or not of record, including without limitation all covenants and agreements by and between Trustor and any governmental or regulatory agency pertaining to the development, use or operation of the Property. Trustor, at its sole cost and expense, shall keep the Property in good order, condition, and repair, and make all necessary structural and non-structural, ordinary and extraordinary repairs to the Property.

                           (iv)     Trustor shall abstain from, and not permit,
the commission of waste to the Property and shall not remove or alter in any substantial manner, the structure or character of any Improvements without the prior written consent of Beneficiary.

                           (v)      To the best knowledge of Trustor, except as
may be otherwise known to the Beneficiary, the zoning approval for the Property is not dependent upon the ownership or use of any property which is not encumbered by this Deed of Trust.

                           (vi)     To the best knowledge of Trustor, except as
may be otherwise known to Beneficiary, the Property is in good repair and condition, free of any material damage.

                  (b) Beneficiary shall have the right, at any time and from time to time during normal business hours, upon not less than 48 hours' notice to Trustor (or no notice in the case of emergency), to enter the Property in order to ascertain the Trustor's compliance with the Loan Documents, to examine the condition of the Property, to perform an appraisal, to undertake surveying or engineering work, and to inspect premises occupied by tenants. Trustor shall cooperate with Beneficiary performing these inspections. Beneficiary's rights hereunder include its rights under California Civil Code
Section 2929.5, as such Section may be amended from time to time. Trustor shall pay all costs incurred by Beneficiary in connection with any such inspections, except as may otherwise be provided in such Section 2929.5, provided that (i) an Event of Default then exists, or (ii) Beneficiary believes in good faith that a material adverse condition exists at the Property which may impair the value of Beneficiary's collateral.

                  (c) Trustor shall use, or cause to be used, the Property continuously for the Use. Trustor shall not use, or permit the use of, the Property for any other use without the prior written consent of Beneficiary. Without the prior written consent of Beneficiary, Trustor shall not (i) file or record a declaration of condominium, master deed of trust or mortgage or any other similar document evidencing the imposition of a so-called "condominium regime" whether superior or subordinate to this Deed of Trust, (ii) permit any part of the Property to be converted to, or operated as, a "cooperative" regime whereby the tenants or occupants participate in the ownership, management or control of any part of the Property, or (iii) initiate or permit any subdivision of the Property or change in the legal description thereof.

                  (d) Without the prior written consent of Beneficiary, Trustor shall not (i) initiate or acquiesce in a change in the zoning classification of and/or restrictive covenants affecting the Property or seek any variance under existing zoning ordinances, (ii) use or permit the use of the Property in a manner which may result in the Use becoming a non-conforming use under applicable zoning ordinances (except to the extent, if any, that the Use is a legally permitted non-conforming use on the date hereof), or (iii) subject the Property to restrictive covenants, whether by means of covenants, bylaws, or similar restrictions.

                  (e) Trustor will faithfully perform each and every covenant to be performed by Trustor under any lien or encumbrance affecting the Property including, without limiting the generality hereof, mortgages, deeds of trust, leases, easements, declarations or covenants, conditions and/or restrictions and other agreements which affect the Property, in law or in equity (including without limitation, the Agency Documents, as hereafter defined).

                  (f) As used herein, the term "Agency Documents" means and includes the Ground Lease, the REA, the DDA (as hereafter defined), the Certificate of Completion of Construction and Development dated as of September 13, 1985 executed by the Agency and recorded in the Official Records on September 23, 1985 as Instrument No. 85-1102430 and the Agreement Containing Covenants Affecting Real Property in Connection with Certificate of Completion dated as of September 20, 1985 between BHA and the Agency and recorded in the Official Records on September 23, 1985 as Instrument No. 85-1102428, as modified by the Partial Release of Covenants Affecting Real Property in Connection with Certificate of Completion dated October 31, 1986 between BHA and the Agency and recorded in the Official Records on November 10, 1986 as Instrument No. 86-1530567, and as amended by the First Amendment to Agreement Containing Covenants Affecting Real Property in Connection with Certificate of Completion dated December 31, 1986 between BHA and the Agency and recorded in the Official Records on January 7, 1987 as Instrument No. 87-17130. "DDA" means that certain Disposition and Development Agreement dated as of February 5, 1982 by and between the Agency and BHA, which Disposition and Development Agreement was modified by that certain First Amended Disposition and Development Agreement between the Agency and BHA dated as of May 31, 1983, and by the First, Second, Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth and Fourteenth Implementation Agreements.

         2.7 COLLATERAL SECURITY INSTRUMENTS. Trustor covenants and agrees that if Beneficiary at any time holds additional security for any obligations secured by this Deed of Trust, it may enforce its rights and remedies with respect to the security, at its option, either before, concurrently or after a sale of the Property is made pursuant to the terms of this Deed of Trust. Beneficiary may apply the proceeds of the additional security to the Secured Indebtedness without affecting or waiving any right to any other security, including the security under this Deed of Trust, and without waiving any breach or default of Trustor under this Deed of Trust or any other Loan Document.

         2.8      SUITS AND OTHER ACTS TO PROTECT THE PROPERTY.

                  (a) Trustor shall immediately notify Beneficiary of the commencement, or receipt of notice, of any action or proceeding or other material matter or claim affecting the

Property (including without limitation the provisions of the Ground Lease or which relate to the Leasehold) and/or the interest of Beneficiary under the Loan Documents (collectively, "Actions"). Trustor shall appear in and defend any Actions.

                  (b) Beneficiary shall have the right, at the cost and expense of Trustor, to institute, maintain and participate in Actions or other proceedings and take such other action, as it may deem appropriate in the good faith exercise of its discretion to preserve or protect the Property and/or the interest of Beneficiary under the Loan Documents. Any money paid by Beneficiary under this Section shall be reimbursed to Beneficiary in accordance with Section
11.6 hereof.

         2.9 LIENS AND ENCUMBRANCES. Without the prior written consent of Beneficiary, to be exercised in Beneficiary's sole and absolute discretion, other than the Permitted Exceptions, Trustor shall not create, place or allow to remain any lien or encumbrance on the Property, including deeds of trust, mortgages, security interests, conditional sales, mechanic's liens, tax liens or assessment liens regardless of whether or not they are subordinate to the lien created by this Deed of Trust (collectively, "Liens and Encumbrances"). If any Liens and Encumbrances are recorded against the Property or any part of the Property, Trustor shall obtain a discharge and release of the Liens and Encumbrances (or provide a surety bond in accordance with statutory bonding requirements the effect of which is to release such Liens and Encumbrances from the Property and to limit the lien claimant's rights to a recovery on the bond, or other security with respect thereto satisfactory to Beneficiary in its reasonable discretion) within thirty (30) days after receipt of notice of their existence.

         2.10     THE GROUND LEASE.

                  (a) The provisions contained in this Deed of Trust shall be deemed to be obligations of Trustor in addition to Trustor's obligations as tenant with respect to similar matters under which Trustor is obligated under the Ground Lease and shall not restrict or limit Trustor's duties and obligations to keep and perform promptly all of its covenants, agreements and obligations as tenant under the Ground Lease.

                  (b) Trustor shall at all times fully perform and comply with all the agreements, covenants, terms and conditions imposed upon the tenant under the Ground Lease, and if Trustor shall fail so to do, Beneficiary may (but shall not be obligated to), upon providing prior written notice to Trustor except in the event of an emergency where prior notice is not practical, take any action Beneficiary deems necessary or desirable to prevent or cure any default thereunder including, without limitation, performance of any of the tenant's covenants or obligations under the Ground Lease. Beneficiary and any person designated by Beneficiary shall have, and are hereby granted, the right to enter upon the Property at any time and from time to time for the purpose of taking any cure action as described herein. Upon Beneficiary's request, Trustor will submit satisfactory evidence of payment of all of its monetary obligations under the Ground Lease (including but not limited to rents, taxes, assessments, insurance premiums and operating expenses).

                  Upon receipt by Beneficiary from the Agency or any successor landlord under the Ground Lease (in either case, the "Landlord") of any written notice of default by Trustor or any other party as tenant thereunder, Beneficiary may rely thereon and take such action as aforesaid to cure such default even though the existence of such default or the nature thereof be questioned or denied by Trustor or by any party on behalf of Trustor. Beneficiary may pay and expend such sums of money as Beneficiary in its sole discretion deems necessary for any such purpose, and Trustor hereby agrees to pay to Beneficiary, immediately and without demand, all such sums so paid and expended by Beneficiary, together with interest thereon from the date of each such payment at the Default Rate (as defined in the Note). All sums so paid and expended by Beneficiary, and the interest thereon, shall be added to and be secured by the lien of this Deed of Trust.

                  (c) Trustor shall give Beneficiary duplicate copies of all notices, reports, statements and similar items which Trustor is obligated or elects to give under the Ground Lease or which Trustor receives from Landlord under the Ground Lease. Whenever in the Ground Lease, Trustor shall have the right to request any information, statements, documents, canceled receipts or anything else whatsoever, Beneficiary shall have the right to request the same from Trustor hereunder, and such information, statements, documents, canceled receipts and other requested material shall thereafter be given to Beneficiary as if Beneficiary had requested the same.

                  (d) Trustor shall not shall not, in each case without the prior written consent of Beneficiary: (i) alter, amend, change, extend or modify any provision contained in the Ground Lease; (ii) waive or consent to a waiver of any of its rights and benefits thereunder; or (iii) cancel, release, surrender or terminate the same (whether pursuant to any right of election granted under the Ground Lease or otherwise); nor shall Trustor perform or omit to perform any act without the prior written consent of Beneficiary if the performance or omission of such act would constitute a default under the Ground Lease. Any such termination, cancellation, modification, change, supplement, alteration or amendment of the Ground Lease without the prior written consent of Beneficiary shall be void and of no force and effect.

                  If there shall be filed by or against Trustor a petition under the Bankruptcy Code, 11 U.S.C. Sections 101 et seq. (the "Bankruptcy Code"), Trustor, as tenant under the Ground Lease, or any trustee appointed by the Bankruptcy Court in such proceedings, shall immediately (but in no event more than twenty (20) days after the filing of such petition) notify Beneficiary in writing of Trustor's or the trustee's intent, as the case may be, to assume or reject the Ground Lease pursuant to Section 365(a) of the Bankruptcy Code. If the intent of Trustor or such trustee is to reject the Ground Lease or to take no action under such Section 365(a), and Trustor or Trustee has received notification from Beneficiary that, if such is the case, Beneficiary desires an assignment of the Ground Lease, then:

                           (i)      Trustor or Trustee shall file, prior to the
expiration of the period provided in Section 365(d)(4) of the Bankruptcy Code, a motion with the Bankruptcy Court to assume and assign the Ground Lease to Beneficiary or its designee; and

                           (ii)     Beneficiary or the proposed designee shall
bear the burden of establishing with the Bankruptcy Court that the proposed designee can perform as required by Sections 365(b)(1) and (f) of the Bankruptcy Code.

                  If Beneficiary serves upon Trustor or Trustee the notice described in the preceding paragraph, Trustor or Trustee shall not seek to reject the Ground Lease but shall forthwith (and in all events before the expiration of all applicable time periods for such assumption and assignment) obtain consent from the Bankruptcy Court to assume and assign the Ground Lease for the purposes of this paragraph. Trustor agrees that Beneficiary may at any time apply to the Bankruptcy Court for an extension of any time period for the assumption of the Ground Lease by Trustor and that the protection of Beneficiary's security interest in the Ground Lease shall be deemed sufficient cause for such extension and Trustor shall not oppose any application by Beneficiary for such extension. Trustor agrees that, if for any reason the Ground Lease is rejected pursuant to the provisions of Section 365 of the Bankruptcy Code, Trustor will not take the position that such rejection is a termination of the Ground Lease.

                  (e) No release or forbearance of any of Trustor's obligations under the Ground Lease, pursuant to the Ground Lease or otherwise, including without limitation Trustor's obligations with respect to the payment of rent as provided for in the Ground Lease and the performance of all the terms, provisions, covenants, conditions and agreements contained in the Ground Lease to be kept, performed or complied with by tenant therein, shall release Trustor from any of Trustor's obligations under this Deed of Trust. The lien of this Deed of Trust attaches to all of Trustor's rights and remedies at any time arising under or pursuant to Subsection 365(h) of the Bankruptcy Code, including, without limitation, all of Trustor's rights to remain in possession of the Property.

                  (f) If the Landlord rejects the Ground Lease pursuant to the Bankruptcy Code, Trustor agrees that it will not elect to treat the Ground Lease as terminated but will elect to remain in possession of the leasehold interest as provided in Section 365(h)(1) and (2) of the Bankruptcy Code. In addition to the Leasehold and all other interests specified herein, the lien of this Deed of Trust specifically attaches to, and shall encumber, Trustor's right to use and possession of the Land and the Improvements if a trustee-in-bankruptcy of the Landlord rejects the Ground Lease. To the extent any such claims may exist, Trustor hereby unconditionally assigns, transfers and sets over to Beneficiary all of Trustor's claims and rights to the payment of damages arising from any rejection by Landlord of the Ground Lease under the Bankruptcy Code to the extent any such claims and rights to payment of damages may exist. Beneficiary shall have the right to proceed in its own name or in the name of Trustor with respect to any claim, suit, action or proceeding relating to the rejection of the Ground Lease, including, without limitation, the right to file and prosecute, to the exclusion of Trustor, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in which Landlord is debtor under the Bankruptcy Code. This assignment constitutes a present, irrevocable and unconditional assignment of the foregoing claims, rights and remedies, and shall continue in effect until all of the indebtedness and obligations secured by this Deed of Trust shall have been satisfied and discharged in full. Any amounts received by Beneficiary as damages arising out of the rejection of the Ground Lease as aforesaid shall be applied first to all costs and expenses of

Beneficiary (including, without limitation, attorneys' fees) incurred in connection with the exercise of any of its rights or remedies hereunder and then to reduce the unpaid indebtedness secured by this Deed of Trust in such order as Beneficiary may determine. Trustor shall promptly make, execute, acknowledge and deliver, in form and substance satisfactory to Beneficiary, all such additional instruments, agreements and other documents, as may at any time hereafter be required by Beneficiary to effectuate and carry out the assignment made pursuant to this Section.

                  (g) Unless Beneficiary shall otherwise expressly consent in writing, the fee title to the property demised by the Ground Lease and the leasehold estate therein contained shall not merge but shall always remain separate and distinct, notwithstanding the union of the fee title and the leasehold estate by purchase or otherwise, in Landlord or tenant thereunder, or in any other party. In the event Trustor acquires the fee title or any other estate, title or interest in the property demised under the Ground Lease or any part thereof, the lien of this Deed of Trust, without further act, deed, conveyance or deed of trust on behalf of Trustor shall attach to, cover and be a lien upon such acquired estate, title or interest and such interest shall thereupon be and become a part of the security encumbered by this Deed of Trust with the same force and effect as if specifically encumbered in this Deed of Trust and in the event thereof, upon request of Beneficiary without cost or expense to Beneficiary, Trustor will execute, acknowledge and deliver all such further acts, conveyances, deeds, deeds of trust, and assurances as Beneficiary shall reasonably require to ratify and confirm Beneficiary's lien on the acquired estate, title or interest.

                  (h) Trustor shall advise Beneficiary in writing within five (5) days after receipt of any notice to Trustor by Landlord of any default by Trustor as tenant under the Ground Lease in the performance or observance of any of the terms, conditions and covenants to be performed or observed by the tenant thereunder and to deliver to Beneficiary a true copy of each such notice.

                  (i) If the Ground Lease is cancelled or terminated, and Beneficiary or its nominee shall acquire an interest in any new lease of the property demised thereby, Trustor shall have no right, title or interest in or to the new lease or to the leasehold estate created by such new lease.

                  (j) If any action, proceeding, motion or notice shall be commenced or filed in respect of Landlord or the leasehold estate under the Ground Lease in connection with any case (including a case commenced or filed under the Bankruptcy Code), Beneficiary shall have the option, exercisable upon notice from Beneficiary to Trustor, to conduct and control any such litigation with counsel of Beneficiary's choice. Beneficiary may proceed in its own name or in the name of Trustor in connection with any such litigation, and Trustor agrees to execute any and all powers, authorizations, consents or other documents required by Beneficiary in connection therewith. Trustor shall, upon demand, pay to Beneficiary all costs and expenses (including attorneys' fees) paid or incurred by Beneficiary in connection with the prosecution or conduct of any such proceedings. Any such costs or expenses not paid by Trustor as aforesaid shall be secured by the lien of this Deed of Trust and shall be added to the principal amount of the indebtedness secured hereby. Trustor shall not commence any action, suit, proceeding or case, or file any application or make any motion, in respect of the Ground Lease in any such case without the prior written consent of Beneficiary.

                  (k) If Trustor learns that the Landlord intends to offer for sale in connection with any proceeding under the Bankruptcy Code (whether by 11 U.S.C. Section 363 or otherwise), the fee interest in the Land, free of the interest of the Ground Lease, then Trustor shall give Beneficiary written notice thereof within three (3) court days, but in all events not later than five (5) court days before the deadline for filing an objection to any motion for such sale.

                  (l) Trustor will use its commercially reasonable best efforts to obtain and deliver to Beneficiary within twenty (20) days after written request by Beneficiary, an estoppel certificate from Landlord setting forth (i) the name of the tenant under the Ground Lease, (ii) that the Ground Lease has not been modified or, if it has been modified, the date of each modification (together with copies of each such modification), (iii) the rent payable under the Ground Lease, (iv) the date to which all rental charges have been paid by tenant under the Ground Lease, (v) whether there are any alleged defaults by tenant under the Ground Lease and, if so, setting forth the nature thereof in reasonable detail, and (vi) as to such other matters as Beneficiary may reasonably request, including without limitation such matters as are set forth in the Consent to Assignment and Estoppel Certificate executed by the Agency on or about the date hereof in connection with the Loan.

                  Notwithstanding anything to the contrary contained herein, this Deed of Trust shall not constitute an assignment of the Ground Lease and Beneficiary shall have no liability or obligation thereunder by reason of its acceptance of this Deed of Trust. All references herein to provisions of the Bankruptcy Code shall be deemed to refer to such provisions as they may be amended from time to time as well as any successor provisions.

         2.11 MAINTENANCE OF CENTRAL PLANT. Trustor shall at all times maintain and repair and keep the Owner's Central Plant (as hereafter defined) and all related facilities in the same or better condition as such Plant and facilities were received from Beneficiary on the date hereof in order to ensure that the Owner's Central Plant may become fully operable immediately following any interruption of chilled water service from the Central Plant which is currently providing such chilled water. As used herein, "Owner's Central Plant" means the plant located within the Improvements consisting of equipment for generation of chilled water for space cooling and equipment for generation of hot water for space heating.

                                    ARTICLE 3
                                    INSURANCE

         3.1      REQUIRED INSURANCE AND TERMS OF INSURANCE POLICIES.

                  (a) During the term of this Deed of Trust, Trustor at its sole cost and expense must provide insurance policies and certificates of insurance satisfactory to Beneficiary as to amounts, types of coverage and the companies underwriting these coverages. In no event shall such policies be terminated or otherwise allowed to lapse. Trustor shall be responsible for its own deductibles. Trustor shall also pay for any insurance, or any increase of policy limits, not described in this Deed of Trust which Trustor requires for its own protection or for compliance with government statutes. Trustor's insurance shall be primary and without contribution from any insurance procured by Beneficiary.

                  Policies of insurance shall be delivered to Beneficiary in accordance with the following requirements:

                           (i)      All Risk Property insurance on the
Improvements and the Personal Property, including contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction endorsements, in each case (A) in an amount equal to 100% of the "Full Replacement Cost" of the Improvements and Personal Property, which for purposes of this Article 3 shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation and with a Replacement Cost Endorsement; (B) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions; (C) providing for no deductible in excess of $50,000; and (D) containing an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Property shall constitute non-conforming structures or uses. The Full Replacement Cost shall be determined from time to time by an appraiser or contractor designated and paid by Trustor and approved in writing by Beneficiary or by an engineer or appraiser in the regular employ of the insurer.

                           (ii)     Commercial General Liability insurance
against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, such insurance (A) to be on the so-called "occurrence" form with a combined single limit of not less than the amount set forth in the Defined Terms; (B) to continue at not less than this limit until required to be changed by Beneficiary in writing by reason of changed economic conditions making this protection inadequate; and (C) to cover at least the following hazards: (a) premises and operations; (b) products and completed operations on an "if any" basis; (c) independent contractors; (d) blanket contractual liability for all written and oral contracts; and (e) contractual liability covering the indemnities contained in this Deed of Trust to the extent available.

                           (iii)    Business Income insurance in an amount
sufficient to prevent Trustor from becoming a co-insurer within the terms of the applicable policies, and sufficient to recover eighteen (18) months of "Business Income" (as hereinafter defined). "Business Income" shall mean the sum of (A) the total anticipated gross income from occupancy of the Property, (B) the amount of all charges (such as, but not limited to, operating expenses, insurance premiums and taxes) which are the obligation of tenants or occupants to Trustor, (C) the fair market rental value of any portion of the Property which is occupied by Trustor, and (D) any other amounts payable to Trustor or to any affiliate of Trustor pursuant to Leases.

                           (iv)     If Beneficiary determines at any time that
any part of the Property is located in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, Trustor will maintain a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount not less than the lesser of (A) the outstanding principal balance of the Loan or (B) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as amended.

                           (v)      During the period of any construction or
renovation or material alteration of the Improvements, a so-called "Builder's All Risk" insurance policy in non-reporting form for any Improvements under construction, renovation or alteration including, without limitation, for demolition and increased cost of construction or renovation, in an amount approved in writing by Beneficiary, including an Occupancy endorsement and Workers' Compensation Insurance covering all persons engaged in the construction, renovation or alteration in an amount at least equal to the minimum required by statutory limits of the State.

                           (vi)     Workers' Compensation insurance, subject to
the statutory limits of the State, and employer's liability insurance with a limit of at least $1,000,000 per accident and per disease per employee, and $1,000,000 for disease in the aggregate in respect of any work or operations on or about the Property, or in connection with the Property or its operations (if applicable).

                           (vii)    Boiler & Machinery insurance covering the
major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Improvements, in an amount equal to one hundred percent (100%) of the full replacement cost of all equipment installed at the Improvements. These policies shall insure against physical damage to and loss of occupancy and use of the Improvements arising out of a covered accident or breakdown.

                           (viii)   Insurance from all losses, damages, costs,
expenses, claims and liabilities related to or arising from acts of terrorism, providing no lesser coverage than the types, amounts, deductibles, quality of companies, and forms of insurance policies as provided to Beneficiary in connection with the funding of the Loan as of the date hereof.

                           (ix)     Insurance from all losses, damages, costs,
expenses, claims and liabilities related to or arising from earthquake or earthquakes, of such types, in such amounts, with such deductibles, issued by such companies, and on such forms of insurance policies as required by Beneficiary.

                           (x)      Such other insurance as may from time to
time be reasonably required by Beneficiary against other insurable hazards, including, but not limited to, vandalism, sinkhole and mine subsidence.

                           (xi)     Beneficiary's interest must be clearly
stated by endorsement in the insurance policies described in this Section 3.1 as follows:

                                    (A)      The policies of insurance
referenced in Subsections (a)(i), (a)(iii), (a)(iv), (a)(v), (a)(vii), (a)(viii) and (a)(ix) of this Section 3.1 shall identify Beneficiary under the Standard Mortgagee Clause (non-contributory) endorsement.

                                    (B)      The insurance policy referenced in
Section 3.1(a)(ii) shall name Beneficiary as an additional insured.

                                    (C)      All of the policies referred to in
Section 3.1 shall provide for at least thirty (30) days' written notice to Beneficiary in the event of policy cancellation and/or material change.

                  (b) All the insurance companies must be authorized to do business in the State of New York and in the State and be approved by Beneficiary. The insurance companies must have a general policy rating of A- or better and a financial class of VIII or better by A.M. Best Company, Inc. If there are any Securities (as defined in Section 12.1(a)) issued with respect to the Loan which have been assigned a rating by a credit rating agency approved by Beneficiary (a "Rating Agency"), the insurance company shall have a claims paying ability rating by such Rating Agency equal to or greater than the rating of the highest class of the Securities. Trustor shall deliver evidence satisfactory to Beneficiary of payment of premiums due under the insurance policies.

                  (c) Certified copies of the policies, and any endorsements, shall be made available for inspection by Beneficiary upon request. If any policy is canceled before the Loan is satisfied, and Trustor fails to immediately procure replacement insurance, Beneficiary reserves the right but shall not have the obligation immediately to procure replacement insurance at Trustor's cost.

                  (d) Trustor shall be required during the term of the Loan to continue to provide Beneficiary with original renewal policies or replacements of the insurance policies referenced in Section 3.1(a). Beneficiary may accept Certificates of Insurance evidencing insurance policies referenced in Subsections (a)(ii), (a)(iv), and (a)(v) of this Section 3.1 instead of requiring the actual policies. Beneficiary shall be provided with renewal Certificates of Insurance, or Binders, not less than fifteen (15) days prior to each expiration. The failure of Trustor to maintain the insurance required under this Article 3 shall not constitute a waiver of Trustor's obligation to fulfill these requirements.

                  (e) All binders, policies, endorsements, certificates, and cancellation notices are to be sent to the Address for Insurance Notification as set forth in the Defined Terms until changed by notice from Beneficiary.

         3.2 ADJUSTMENT OF CLAIMS. Trustor hereby authorizes and empowers Beneficiary to settle, adjust or compromise any claims for damage to, or loss or destruction of, all or a portion of the Property, regardless of whether there are Insurance Proceeds available or whether any such Insurance Proceeds are sufficient in amount to fully compensate for such damage, loss or destruction. Notwithstanding the foregoing, so long as no Event of Default (or any event which with notice and/or the opportunity to cure would constitute an Event of Default) has occurred and is continuing, and so long as Beneficiary's security shall not be impaired, Trustor may settle any such claims involving less than $500,000.00 without the consent of Beneficiary provided that any such settlement may be made only after fifteen (15) days' notice to Beneficiary and shall be carried out in a manner consistent with good business practice.

         3.3 ASSIGNMENT TO BENEFICIARY. In the event of the foreclosure of this Deed of Trust or other transfer of the title to the Property in extinguishment of the Secured Indebtedness, all right, title and interest of Trustor in and to any insurance policy, or premiums or payments in satisfaction of claims or any other rights under these insurance policies and any other insurance policies covering the Property shall pass to the transferee of the Property.

                                    ARTICLE 4
                           BOOKS, RECORDS AND ACCOUNTS

         4.1 BOOKS AND RECORDS. Trustor shall keep adequate books and records of account in accordance with generally accepted accounting principles ("GAAP"), or in accordance with other methods acceptable to Beneficiary in its sole discretion, consistently applied and furnish to Beneficiary:

                  (a) An annual ARGUS valuation file in electronic form which includes, without limitation, a then current certified rent roll signed and dated by Trustor, detailing all income of the Property, the names of all tenants of the Improvements, the portion of Improvements occupied by each tenant, the base rent and any other charges payable under each Lease (as defined in Section 5.2) and the term of each Lease, including the expiration date, and any other information as is reasonably required by Beneficiary, within forty-five (45) days after the end of each fiscal year;

                  (b) A quarterly operating statement of the Property and year to date operating statements detailing the total revenues received, total expenses incurred, total cost of all capital improvements, total debt service and total cash flow, to be prepared and certified by Trustor in the form required by Beneficiary, and if available, any quarterly operating statement prepared by an independent certified public accountant, within sixty (60) days after the close of each fiscal quarter of Trustor;

                  (c) An annual balance sheet and profit and loss statement of Trustor in the form required by Beneficiary, prepared and certified by Trustor, or if required by Beneficiary, audited financial statements for Trustor and any Liable Parties prepared by an independent certified public accountant acceptable to Beneficiary within ninety (90) days after the close of each fiscal year of Trustor and the Liable Parties, as the case may be; and

                  (d) An annual operating budget presented on a monthly basis consistent with the annual operating statement described above for the Property including cash flow projections for the upcoming two- (2-) year period and all proposed capital replacements and improvements at least fifteen (15) days prior to the start of each calendar year.

         4.2 PROPERTY REPORTS. Upon request from Beneficiary or its representatives and designees, Trustor shall furnish in a timely manner to
Beneficiary:

                  (a) A property management report for the Property, showing the number of inquiries made and/or rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Beneficiary, in reasonable detail and certified by Trustor (or an officer, general partner, member or principal of Trustor if Trustor is not an individual) under penalty of perjury to be true and complete, but no more frequently than quarterly; and

                  (b) An accounting of all security deposits held in connection with any Lease of any part of the Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Beneficiary to obtain information regarding such accounts directly from such financial institutions.

         4.3      ADDITIONAL MATTERS.

                  (a) Trustor shall furnish Beneficiary with such other additional financial or management information (including State and Federal tax returns) as may, from time to time, be reasonably required by Beneficiary or the rating agencies in form and substance satisfactory to Beneficiary or the rating agencies.

                  (b) Trustor shall furnish Beneficiary and its agents convenient facilities for the examination and audit of any such books and records.

                  (c) Beneficiary and its representatives shall have the right upon prior written notice to examine and audit the records, books, management and other papers of Trustor and its affiliates or of any guarantor or indemnitor which reflect upon their financial condition and/or the income, expenses and operations of the Property, at the Property or at any office regularly maintained by Trustor, its affiliates or any guarantor or indemnitor where the books and records are located. Beneficiary shall have the right upon notice to make copies and extracts from the foregoing records and other papers.

                                    ARTICLE 5
               LEASES AND OTHER AGREEMENTS AFFECTING THE PROPERTY

         5.1 TRUSTOR'S REPRESENTATIONS AND WARRANTIES. Trustor represents and warrants to Trustee and Beneficiary, to the best knowledge of Trustor, except as may be otherwise known to Beneficiary, as follows:

                  (a) There are no leases or occupancy agreements affecting the Property except those leases and amendments listed on Exhibit B to the Assignment of Leases (collectively, "Existing Leases").

                  (b) There are no defaults by Trustor under the Existing Leases or under any guaranties and amendments of guaranties given in connection with the Existing Leases (collectively, the "Guaranties") and except as may have been disclosed to Beneficiary in the tenant estoppel certificates delivered to Beneficiary in connection with the Loan, there are no defaults by any tenants under the Existing Leases or any guarantors under the Guaranties. The Existing Leases and the Guaranties are in full force and effect.

                  (c) None of the tenants now occupying 10% or more of the Property or having a current lease affecting 10% or more of the Property is the subject of any bankruptcy, reorganization or insolvency proceeding or any other debtor-creditor proceeding.

                  (d) No Existing Leases may be amended, terminated or canceled unilaterally by a tenant and no tenant may be released from its obligations, except in the event of (i) material damage to, or destruction of, the Property or (ii) condemnation.

         5.2 ASSIGNMENT OF LEASES. In order to further secure payment of the Secured Indebtedness and the performance of Trustor's obligations under the Loan Documents, Trustor absolutely, presently and unconditionally grants, assigns and transfers to Beneficiary all of Trustor's right, title, interest and estate in, to and under (i) all of the Existing Leases and Guaranties affecting the Property and (ii) all of the future leases, lease amendments, guaranties and amendments of guaranties and (iii) the Rents and Profits. Trustor acknowledges that it is permitted to collect the Rents and Profits pursuant to a revocable license unless and until an Event of Default occurs. The Existing Leases and Guaranties and all future leases, lease amendments, guaranties and amendments of guaranties are collectively referred to as the "Leases."

         5.3      PERFORMANCE OF OBLIGATIONS.

                  (a) Trustor shall perform all obligations under any and all Leases. If any of the acts described in this Section are done without the written consent of Beneficiary, at the option of Beneficiary, they shall be of no force or effect and shall constitute a default under this Deed of Trust.

                  (b) Upon request of Beneficiary, Trustor agrees to furnish Beneficiary executed copies of all future Leases entered into which affect the Property. Trustor shall not, without the express written consent of Beneficiary, (i) enter into or extend any Lease unless the Lease complies with the Leasing Guidelines which are attached to this Deed of Trust as Exhibit B (provided, however, that the foregoing shall not prohibit Trustor from allowing the extension of any Leases pursuant to any extension options existing under the Existing Leases on the date hereof), or (ii) cancel or terminate any Leases except in the case of a default unless Trustor has entered into new Leases covering all of the premises of the Leases being terminated or surrendered, or
(iii) modify or amend any Leases in any material way or reduce the rent

(unless any such lease following such modification, amendment or reduction shall remain in compliance with the Loan Documents, including the Leasing Guidelines), or (iv) unless the tenants remain liable under the Leases, consent to an assignment of the tenant's interest or to a subletting of the demised premises under any Lease, or (v) accept payment of advance rents or security deposits in an amount in excess of one month's rent or (vi) enter into any options to purchase the Property.

         5.4 SUBORDINATE LEASES. Each Lease affecting the Property shall be absolutely subordinate to the lien of this Deed of Trust and each Lease affecting the Property that is entered into subsequent to the date hereof shall also contain a provision, satisfactory to Beneficiary, to the effect that (a) Beneficiary may elect to make such Lease superior to the lien of this Deed of Trust and (b) in the event of the judicial or non-judicial foreclosure of the Property, at the election of the acquiring foreclosure purchaser, the particular Lease shall not be terminated and the tenant shall attorn to the purchaser subject to the terms of such Lease. If requested to do so, the tenant shall agree to enter into a new Lease for the balance of the term upon the same terms and conditions. If Beneficiary requests, Trustor shall cause a tenant or tenants to enter into subordination and attornment agreements or nondisturbance agreement with Beneficiary on forms which have been approved by Beneficiary, provided, however, that with respect to any Lease entered into after the date hereof which complies with this Deed of Trust, including the Leasing Guidelines, Beneficiary agrees to execute Beneficiary's standard form of nondisturbance agreement, at no cost to Beneficiary.

         5.5 LEASING COMMISSIONS. Trustor covenants and agrees that all contracts and agreements relating to the Property requiring the payment of leasing commissions, management fees or other similar compensation shall (i) provide that the obligation will not be enforceable against Beneficiary and (ii) be subordinate to the lien of this Deed of Trust. Beneficiary will be provided evidence of Trustor's compliance with this Section upon request.

                                    ARTICLE 6
                              ENVIRONMENTAL HAZARDS

         6.1 REPRESENTATIONS AND WARRANTIES. Trustor hereby represents, warrants, covenants and agrees to and with Beneficiary that (i) to the best knowledge of Trustor and except as disclosed in the Environmental Reports (as defined in the Indemnity Agreement) and except as may otherwise be known to Beneficiary, neither Trustor nor, to the best of Trustor's knowledge, any tenant, subtenant or occupant of the Property, has at any time placed, suffered or permitted the presence of any Hazardous Materials (as defined in Section 6.5) at, on, under, within or about the Property except as expressly approved by Beneficiary in writing; (ii) to the best knowledge of Trustor and except as disclosed in the Environmental Reports and except as may otherwise be known to Beneficiary, all operations or activities upon the Property, and any use or occupancy of the Property by Trustor, and any tenant, subtenant or occupant of the Property are presently and shall in the future be in compliance with all Requirements of Environmental Laws (as defined in Section 6.6); (iii) Trustor will use best efforts to assure that any tenant, subtenant or occupant of the Property shall in the future be in compliance with all

Requirements of Environmental Laws; (iv) except as disclosed in the Environmental Reports, or as may otherwise be known to Beneficiary, Trustor does not know of, and has not received, any written or oral notice or other communication from any person or entity (including, without limitation, a governmental entity), of possible liability of any person or entity pursuant to any Requirements of Environmental Laws, or any actual administrative or judicial proceedings in connection with any of the foregoing; (v) Trustor shall not do and will use its best efforts not to allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person or entity (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property; and (vi) Trustor has truthfully and fully provided to Beneficiary, in writing, any and all information (other than information obtained from Beneficiary in connection with Trustor's acquisition of the Property from Beneficiary) relating to environmental conditions in, on, under or from the Property that is known to Trustor and that is contained in Trustor's files and records, including, without limitation, any reports relating to Hazardous Materials in, on, under or from the Property and/or to the environmental condition of the Property. The term "Trustor's files and records" as used in the preceding clause (vi) shall not be deemed to include the files and records of any entity affiliated with Trustor which owns any real property in the vicinity of the Property. The foregoing representations shall not relate to Ordinary Materials (as defined in the Indemnity Agreement) provided that any use, disposal, or release is in compliance with the Requirements of Environmental Law and with respect to any particular tenant space is reasonably necessary for the operation of the business of such tenant and provided that such tenant's Lease is an Existing Lease or is hereafter entered into in compliance with the Loan Documents.

         6.2 REMEDIAL WORK. In the event any investigation or monitoring of site conditions or any clean-up, containment, restoration, removal or other remedial work (collectively, the "Remedial Work") is required under any Requirements of Environmental Laws, Trustor shall perform or cause to be performed the Remedial Work in compliance with the applicable law, regulation, order or agreement. All Remedial Work shall be performed by one or more contractors, selected by Trustor and approved in advance in writing by Beneficiary, and under the supervision of a consulting engineer, selected by Trustor and approved in advance in writing by Beneficiary. All costs and expenses of Remedial Work shall be paid by Trustor including, without limitation, the charges of the contractor(s) and/or the consulting engineer, and Beneficiary's reasonable attorneys', architects' and/or consultants' fees and costs incurred in connection with monitoring or review of the Remedial Work. In the event Trustor shall fail to timely commence, or cause to be commenced, or fail to diligently prosecute to completion, the Remedial Work, Beneficiary may, but shall not be required to, cause such Remedial Work to be performed, subject to the provisions of Sections 11.5 and 11.6. Notwithstanding the foregoing, Trustor shall not be liable under this Section 6.2 to the extent that any Remedial Work is required as the result of the introduction and initial release of a Hazardous Material at the Property during the period in which Beneficiary owned the Property, except to the extent that any impairment results from an act or omission of Trustor or its agents, employees or invitees during such period that Beneficiary owned the Property, or results from the material aggravation of the Hazardous Material condition after the transfer of the property to Trustor.

         6.3 ENVIRONMENTAL SITE ASSESSMENT. Beneficiary shall have the right, at any time and from time to time, to undertake, an environmental site assessment on the Property, including any testing that Beneficiary may determine, in its sole discretion, is necessary or desirable to ascertain the environmental condition of the Property and the compliance of the Property with Requirements of Environmental Laws. Trustor shall cooperate fully with Beneficiary and its consultants performing such assessments and tests. Trustor shall pay all costs incurred by Beneficiary in connection with any such site assessment and/or testing, except as may otherwise be provided in California Civil Code Section 2929.5, provided that (i) an Event of Default then exists, or
(ii) Beneficiary believes in good faith that a material adverse condition exists at the Property which may impair the value of Beneficiary's collateral.

         6.4 UNSECURED OBLIGATIONS. No amounts which may become owing by Trustor to Beneficiary under this Article 6 or under any other provision of this Deed of Trust as a result of a breach of or violation of this Article 6 shall be secured by this Deed of Trust. The obligations shall continue in full force and effect and any breach of this Article 6 shall constitute a default under this Deed of Trust. The lien of this Deed of Trust shall not secure (i) any obligations evidenced by or arising under the Indemnity Agreement ("Unsecured Obligations"), or (ii) any other obligations to the extent that they are the same or have the same effect as any of the Unsecured Obligations. The Unsecured Obligations shall continue in full force, and any breach or default of any such obligations shall constitute a breach or default under this Deed of Trust but the proceeds of any foreclosure sale shall not be applied against Unsecured Obligations. Nothing in this Section shall in any way limit or otherwise affect the right of Beneficiary to obtain a judgment in accordance with applicable law for any deficiency in recovery of all obligations that are secured by this Deed of Trust following foreclosure, notwithstanding that the deficiency judgment may result from diminution in the value of the Property by reason of any event or occurrence pertaining to Hazardous Materials or any Requirements of Environmental Laws.

         6.5 HAZARDOUS MATERIALS. "Hazardous Materials" shall include without limitation:

                  (a) Those substances included within the definitions of "hazardous substances," "hazardous materials," "toxic substances," or "solid waste" in the Comprehensive Environmental Response Compensation and Liability Act of 1980 (as amended), 42 U.S.C. Sections 9601 et seq., the Resource Conservation and Recovery Act of 1976 (as amended), 42 U.S.C. Sections 6901 et seq. ("RCRA"), and the Hazardous Materials Transportation Act (as amended), 49 U.S.C. Sections 1501 et seq., and in the regulations promulgated pursuant to said laws, all as amended;

                  (b) Those substances listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101 and amendments thereto) listed in Table 302.4 - List of Hazardous Substances and Reportable Quantities (40 CFR Part 302 and amendments thereto) or listed in the List of Extremely Hazardous Substances and Their Threshold Planning Quantities (40 CFR Part 355, App. A, and amendments thereto);

                  (c) Any material, waste or substance which is (A) petroleum, including crude oil or any fraction thereof, natural gas, natural gas liquids, liquefied natural gas, synthetic gas usable for fuel, or any mixture thereof, (B) asbestos, (C) polychlorinated biphenyls, (D) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C.
Section 1251 et seq. (33 U.S.C. Section 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. Section 1317), (E) a chemical substance or mixture regulated under the Toxic Substances Control Act of 1976, 15 U.S.C. Sections 2601 et seq., (F) flammable explosives, (G) radioactive materials, (H) unexploded ordinance, (I) pesticides, fungicides, insecticides or rodenticides, or (J) a hazardous air pollutant that is or may be listed under Section 112 of the Clean Air Act, as amended, 42 U.S.C. Sections 7401 et seq. (42 U.S.C.
Section 7412);

                  (d) Any material, waste or substance that is included within any of the following:

                           (i)      any of the definitions of "acutely hazardous
waste," "extremely hazardous waste," "hazardous waste," "retrograde material," "volatile organic compound" or "waste" pursuant to Cal. Health & Safety Code Sections 25110 et seq., any definition of "infectious waste" under Cal. Health & Safety Code Section 7054.4, or any definition of "medical waste" or "biohazardous waste" under the California Medical Waste Management Act, Cal. Health & Safety Code Sections 117600 et seq.;

                           (ii)     any chemical known to the State of
California to cause cancer or reproductive toxicity as published pursuant to the Safe Drinking Water and Toxic Enforcement Act of 1986, Cal. Health & Safety Code Sections 25249.5 et seq., and listed in Section 12000 of Title 22 of the California Code of Regulations, all as amended;

                           (iii)    the definition of "hazardous substance"
pursuant to Cal. Health & Safety Code Section 25281;

                           (iv)     the definition of "hazardous substance" as
used in the Carpenter-Presley-Tanner Hazardous Substance Account Act, Cal. Health & Safety Code, Sections 25300 et seq.;

                           (v)      either of the definitions of "hazardous
materials" or "hazardous substances" pursuant to Cal. Health & Safety
Code Section 25501;

                           (vi)     the definition of "hazardous material"
pursuant to Cal. Health & Safety Code Section 25411;

                           (vii)    the definition of "asbestos" pursuant to
Cal. Health & Safety Code Section 25918 or the definition of
"asbestos-containing material" pursuant to Section 1529 of Title 8 of the California Code of Regulations;

                           (viii)   either of the definitions of "air
contaminant" or "air pollutant" as used in Cal. Health & Safety Code Sections 39000 et seq.; and

                           (ix)     "waste" or "hazardous substance" pursuant to
Cal. Water Code Section 13050; and

                  (e) Such other substances, materials and wastes which are or become regulated as hazardous or toxic under applicable local, state or federal law, or the United States government, or which are classified as hazardous or toxic under federal, state, or local laws or regulations, and any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or which may or could pose a hazard to the environment or human health or safety.

         6.6 REQUIREMENTS OF ENVIRONMENTAL LAWS. "Requirements of Environmental Laws" means all requirements of environmental, ecological, health, or industrial hygiene laws or regulations or rules of common law related to the Property, including, without limitation, all requirements imposed by any environmental permit, law, rule, order, or regulation of any federal, state, or local executive, legislative, judicial, regulatory, or administrative agency, which relate to (i) exposure to Hazardous Materials; (ii) pollution or protection of the air, surface water, ground water, land; (iii) solid, gaseous, or liquid waste generation, treatment, storage, disposal, or transportation; or
(iv) regulation of the manufacture, processing, distribution and commerce, use, or storage of Hazardous Materials.

                                    ARTICLE 7
                     CASUALTY, CONDEMNATION AND RESTORATION

         7.1 TRUSTOR'S REPRESENTATIONS. Trustor represents and warrants to Trustee and Beneficiary, to the best knowledge of Trustor, except as may be otherwise known to Beneficiary, as follows:

                  (a) Trustor has not received notice of any proposed condemnation or other similar proceeding affecting the Property.

                  (b) There is no pending proceeding for total or partial condemnation of the Property.

         7.2      RESTORATION.

                  (a) Trustor shall give prompt written notice of any casualty to the Property to Beneficiary whether or not required to be insured against. The notice shall describe the nature and cause of the casualty and the extent of the damage to the Property. Trustor covenants and agrees to commence and diligently pursue to completion the Restoration.

                  (b) Trustor assigns to Beneficiary all Insurance Proceeds which Trustor is entitled to receive in connection with a casualty whether or not such insurance is required under this Deed of Trust. In the event of any damage to or destruction of the Property, and provided (1) an Event of Default does not currently exist, and (2) Beneficiary has determined that (i) there has not been an Impairment of the Security (as defined in Section 7.2(c)), and
(ii) the repair, restoration and rebuilding of any portion of the Property that has been partially damaged or destroyed (the "Restoration") can be accomplished in full compliance with all Requirements to the same general condition, character and general utility as nearly as possible to that existing prior to the casualty and at least equal in value as that existing prior to the casualty, then the Net Insurance Proceeds shall be applied to the cost of Restoration in accordance with the terms of this Article. Beneficiary shall hold and disburse the Insurance Proceeds less the cost, if any, to Beneficiary of recovering the Insurance Proceeds including, without limitation, reasonable attorneys' fees and expenses, and adjusters' fees (the "Net Insurance Proceeds") to the Restoration.

                  (c) For the purpose of this Article, "Impairment of the Security" shall mean any or all of the following: (i) any one or more of the Leases covering in the aggregate more than 75,000 square feet existing immediately prior to the damage, destruction, condemnation or casualty shall have been cancelled, or shall contain any exercisable right to cancel as a result of the damage, destruction or casualty; (ii) the casualty or damage occurs during the last year of the term of the Loan; or (iii) restoration of the Property is estimated to require more than one year to complete from the date of the occurrence.

                  (d) If the Net Insurance Proceeds are to be used for the Restoration in accordance with this Article, Trustor shall comply with Beneficiary's Requirements For Restoration as set forth in Section 7.4 below. Upon Trustor's satisfaction and completion of the Requirements For Restoration and upon confirmation that there is no Event of Default then existing, Beneficiary shall pay any remaining Restoration Funds (as defined in Section 7.4 below) then held by Beneficiary to Trustor.

                  (e) In the event that the conditions for Restoration set forth in this Section have not been met, Beneficiary may, at its option, apply the Net Insurance Proceeds to the reduction of the Secured Indebtedness in such order as Beneficiary may determine and Beneficiary may declare the entire Secured Indebtedness immediately due and payable. After payment in full of the Secured Indebtedness, any remaining Restoration Funds shall be paid to Trustor.

         7.3      CONDEMNATION.

                  (a) If the Property or any part of the Property is taken by reason of any condemnation or similar eminent domain proceeding, or by a grant or conveyance in lieu of condemnation or eminent domain ("Condemnation"), Beneficiary shall be entitled to all compensation, awards, damages, proceeds and payments or relief for the Condemnation ("Condemnation Proceeds"). At its option, Beneficiary shall be entitled to commence, appear in and prosecute in its own name any action or proceeding or to make any compromise or settlement in connection with such Condemnation. Trustor hereby irrevocably constitutes and appoints Beneficiary as its attorney-in-fact, which appointment is coupled with an interest, to commence, appear in and prosecute any action or proceeding or to make any compromise or settlement in connection with any such Condemnation. Notwithstanding the foregoing, so long as (i) no Event of Default has occurred and is continuing, (ii) such Condemnation will not adversely affect the operation of the Property in the same manner as prior to the Condemnation, and (iii) Beneficiary's security shall not otherwise be impaired, Trustor may settle any such Condemnation involving less than $250,000.00 without the consent of Beneficiary provided that any such settlement may be made only after fifteen (15) days' notice to Beneficiary and shall be carried out in a manner consistent with good business practice.

                  (b) Trustor assigns to Beneficiary all Condemnation Proceeds which Trustor is entitled to receive. In the event of any Condemnation, and provided (1) an Event of Default does not currently exist, and (2) Beneficiary has determined that (i) there has not been an Impairment of the Security, and (ii) the Restoration of any portion of the Property that has not been taken can be accomplished in full compliance with all Requirements to the same condition, character and general utility as nearly as possible to that existing prior to the taking and at least equal in value as that existing prior to the taking, then Trustor shall commence and diligently pursue to completion the Restoration. Beneficiary shall hold and disburse the Condemnation Proceeds less the cost, if any, to Beneficiary of recovering the Condemnation Proceeds including, without limitation, reasonable attorneys' fees and expenses, and adjusters' fees (the "Net Condemnation Proceeds") to the Restoration.

                  (c) In the event the Net Condemnation Proceeds are to be used for the Restoration, Trustor shall comply with Beneficiary's Requirements For Restoration as set forth in Section 7.4 below. Upon Trustor's satisfaction and completion of the Requirements For Restoration and upon confirmation that there is no Event of Default then existing, Beneficiary shall pay any remaining Restoration Funds (as defined in Section 7.4 below) then held by Beneficiary to Trustor.

                  (d) In the event that the conditions for Restoration set forth in this Section have not been met, Beneficiary may, at its option, apply the Net Condemnation Proceeds to the reduction of the Secured Indebtedness in such order as Beneficiary may determine and Beneficiary may declare the entire Secured Indebtedness immediately due and payable. After payment in full of the Secured Indebtedness, any remaining Restoration Funds shall be paid to Trustor.

         7.4 REQUIREMENTS FOR RESTORATION. Unless otherwise expressly agreed in a writing signed by Beneficiary, the following are the Requirements For Restoration:

                  (a) If the Net Insurance Proceeds or Net Condemnation Proceeds are to be used for the Restoration, prior to the commencement of any Restoration work (the "Work"), Trustor shall provide Beneficiary (i) for its reasonable review and written approval complete plans and specifications for the Work which (A) have been approved by all required governmental authorities, (B) have been approved by an architect reasonably satisfactory to Beneficiary (the "Architect") and (C) are accompanied by Architect's signed statement of the total estimated cost of the Work (the "Approved Plans and Specifications"); (ii) the amount of money which Beneficiary reasonably determines will be sufficient when added to the Net Insurance Proceeds or Condemnation Proceeds to pay the entire cost of the Restoration (collectively referred to as the "Restoration Funds"); (iii) evidence that the Approved Plans and Specifications and the Work are in compliance with all Requirements; (iv) an executed contract for construction with a contractor satisfactory to Beneficiary (the "Contractor") in a form approved by Beneficiary in writing; and (v) if reasonably requested by Beneficiary, a surety bond and/or guarantee of payment with respect to the completion of the Work. The bond or guarantee shall be satisfactory to Beneficiary in form and amount and shall be signed by a surety or other entities who are acceptable to Beneficiary.

                  (b) Trustor shall not commence the Work, other than temporary work to protect the Property or prevent interference with business, until Trustor shall have complied with the requirements of subsection (a) of this Section 7.4. So long as there does not currently exist an Event of Default and the following conditions have been complied with or, in Beneficiary's discretion, waived, Beneficiary shall disburse the Restoration Funds in increments to Trustor, from time to time as the Work progresses:

                           (i)      Architect shall be in charge of the Work;

                           (ii)     Beneficiary shall disburse the Restoration
Funds directly or through escrow with a title company selected by Trustor and approved by Beneficiary, upon not less than ten (10) days' prior written notice from Trustor to Beneficiary and Trustor's delivery to Beneficiary of (A) Trustor's written request for payment (a "Request for Payment") accompanied by a certificate by Architect in a form satisfactory to Beneficiary which states that
(a) all of the Work completed to that date has been completed in compliance with the Approved Plans and Specifications and in accordance with all Requirements,
(b) the amount requested has been paid or is then due and payable and is properly a part of the cost of the Work and (c) when added to all sums previously paid by Beneficiary, the requested amount does not exceed the value of the Work completed to the date of such certificate; and (B) evidence satisfactory to Beneficiary that the balance of the Restoration Funds remaining after making the payments shall be sufficient to pay the balance of the cost of the Work. Each Request for Payment shall be accompanied by (x) waivers of liens covering that part of the Work previously paid for, if any (y) a title search or by other evidence reasonably demonstrating to Beneficiary that no mechanic's or materialmen's liens or other similar liens for labor or materials supplied in connection with the Work have been filed against the Property and not discharged of record, and (z) an endorsement to Beneficiary's title policy insuring that no encumbrance exists on or affects the Property other than the Permitted Exceptions; and

                           (iii)    The final Request for Payment shall be
accompanied by (A) a final certificate of occupancy or other evidence of approval of appropriate governmental authorities for the use and occupancy of the Improvements, (B) evidence that the Restoration has been completed in accordance with the Approved Plans and Specifications and all Requirements, (C) evidence that the costs of the Restoration have been paid in full, and (D) evidence that no mechanic's or similar liens for labor or material supplied in connection with the Restoration are outstanding against the Property, including final waivers of liens covering all of the Work and an endorsement to Beneficiary's title policy insuring that no encumbrance exists on or affects the Property other than the Permitted Exceptions.

                           (iv)     If (A) within sixty (60) days after the
occurrence of any damage, destruction or condemnation requiring Restoration, Trustor fails to submit to Beneficiary and receive Beneficiary's approval of plans and specifications or fails to deposit with Beneficiary the additional amount necessary to accomplish the Restoration as provided in subparagraph (a) above, or (B) after such plans and specifications are approved by all such governmental authorities and Beneficiary, Trustor fails to commence promptly or diligently continue to completion the Restoration, or (C) Trustor becomes delinquent in payment to mechanics, materialmen or others for the costs incurred in connection with the Restoration, or (D) there exists an Event of Default, then, in addition to all of the rights herein set forth and after ten (10) days' written notice of the non-fulfillment of one or more of these conditions, Beneficiary may apply the Restoration Funds to reduce the Secured Indebtedness in such order as Beneficiary may determine, and at Beneficiary's option and in its sole discretion, Beneficiary may declare the Secured Indebtedness immediately due and payable together with the Prepayment Fee.

                                    ARTICLE 8
                           REPRESENTATIONS OF TRUSTOR

         8.1      ERISA. Trustor hereby represents, warrants and agrees that:
(i) it is acting on its own behalf and that it is not an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is subject to Title 1 of ERISA, nor a plan as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (each of the foregoing hereinafter referred to collectively as a "Plan"); (ii) Trustor's assets do not constitute "plan assets" of one or more such Plans within the meaning of Department of Labor Regulation Section 2510.3-101; and
(iii) it will not be reconstituted as a Plan or as an entity whose assets constitute "plan assets."

         8.2 NON-RELATIONSHIP. Neither Trustor nor any general partner, director, principal, member or officer of Trustor nor, to Trustor's knowledge, any person who is a Trustor's Constituent (as defined in Section 8.3) is (i) a director or officer of MetLife, (ii) a parent, son or daughter of a director or officer of MetLife, or a descendent of any of them, (iii) a stepparent, adopted child, stepson or stepdaughter of a director or officer of MetLife, or (iv) a spouse of a director or officer of MetLife.

         8.3      NO ADVERSE CHANGE. Trustor represents and warrants that:

                  (a) There has been no material adverse change in the credit rating or financial condition of Trustor, the general partners, directors, principals, shareholders or members of Trustor or any entity which is a general partner, shareholder or member of Trustor, respectively as the case may be (collectively, "Trustor's Constituents") between the date of the filing with the Securities and Exchange Commission of the 10-Q Quarterly Report of Maguire Properties, Inc. for the quarter ending June 30, 2003 and the date hereof.

                  (b) Trustor has delivered to Beneficiary true and correct copies of all Trustor's organizational documents.

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

                  (c) Neither Trustor, nor any of the Trustor's Constituents, is involved in any bankruptcy, reorganization, insolvency, dissolution or liquidation proceeding, and to the best knowledge of Trustor, no such proceeding is contemplated or threatened.

                  (d) Trustor has received reasonably equivalent value for the granting of this Deed of Trust.

         8.4 FOREIGN INVESTOR. Neither Trustor nor any partner, member or stockholder of Trustor is, and no legal or beneficial interest in a partner, member or stockholder of Trustor is or will be held, directly or indirectly by, a "foreign person" within the meaning of Sections 1445 and 7701 of the Internal Revenue Code of 1986, as amended.

                                    ARTICLE 9
                            EXCULPATION AND LIABILITY

         9.1      LIABILITY OF TRUSTOR.

                  (a) Upon the occurrence of an Event of Default, except as provided in this Section 9.1, Beneficiary will look solely to the Property and the security under the Loan Documents for the repayment of the Loan and will not enforce a deficiency judgment against Trustor. However, nothing contained in this section shall limit the rights of Beneficiary to enforce any policies of insurance or to proceed against Trustor and the general partners of Trustor and/or the Liable Parties, if any, (i) to enforce any Leases entered into by Trustor or its affiliates as tenant, guarantees, or other agreements entered into by Trustor in a capacity other than as borrower; (ii) to recover damages for fraud, material misrepresentation, material breach of warranty or physical waste; (iii) to recover any Condemnation Proceeds or Insurance Proceeds or other similar funds which have been misapplied by Trustor or which, under the terms of the Loan Documents, should have been paid to Beneficiary; (iv) to recover any tenant security deposits, tenant letters of credit or other deposits or fees paid to Trustor that are part of the collateral for the Loan or prepaid rents for a period of more than 30 days which have not been delivered to Beneficiary;
(v) to recover Rents and Profits received by Trustor after the first day of the month in which an Event of Default occurs and prior to the date Beneficiary acquires title to the Property which have not been applied to the Loan or in accordance with the Loan Documents to operating and maintenance expenses of the Property; (vi) to recover damages, costs and expenses arising from, or in connection with any breach of a covenant contained in Article 6 hereof or the Indemnity Agreement; (vii) to recover all amounts due and payable pursuant to Sections 11.6 and 11.7 of this Deed of Trust and any amount expended by Beneficiary in connection with a foreclosure or trustee's sale hereunder; (viii) to recover damages arising from Trustor's failure to comply with Section 8.1 of this Deed of Trust pertaining to ERISA; (ix) to recover any damages, costs, expenses or liabilities, including attorneys' fees, incurred by Beneficiary and arising from any breach of any order, consent decree or settlement relating to the cleanup of Hazardous Materials, or any other "environmental provision" (as defined in California Code of Civil Procedure Section 736, as such Section may be amended from time to time) relating to the Property or any portion thereof; and/or (x) in accordance with California Code of Civil Procedure Section 726.5, as such Section may be amended from time to time, to limit the right of Beneficiary to waive the security of this Deed of Trust as to any parcel of Real Property that is "environmentally impaired" or is an "affected parcel" (as such terms are defined in such Section), and as to any Personal Property attached to such parcel, and thereafter to exercise against Trustor, to the extent permitted by such Section 726.5, the rights and remedies of an unsecured creditor, including reduction of Beneficiary's claim against Trustor to judgment, and any other rights and remedies permitted by law (provided, however, that this clause (x) shall not be applicable if such impairment occurred during the period of time that Beneficiary owned the Property, unless and to the extent that any impairment results from any act or omission of Trustor or its agents, employees or invitees during such period that Beneficiary owned the Property, or results from the material aggravation of the Hazardous Material condition after the transfer of the Property to Trustor). If Beneficiary exercises the rights and remedies of an unsecured creditor in accordance with the preceding clause (x), Trustor promises to pay to Beneficiary, on demand by Beneficiary following such exercise, all amounts owed to Beneficiary under any Loan Document, and Trustor agrees that it and its general partners, if any, will be personally liable for the payment of all such sums.

                  (b)      The limitation of liability set forth in this Section
9.1 shall not apply and the Loan shall be fully recourse in the event that prior to the indefeasible repayment in full of the Secured Indebtedness, Trustor commences a voluntary bankruptcy or insolvency proceeding or an involuntary bankruptcy or insolvency proceeding is commenced against Trustor and is not dismissed within ninety (90) days of filing. In addition, this agreement shall not waive any rights which Beneficiary would have under any provisions of the U.S. Bankruptcy Code to file a claim for the full amount of the Secured Indebtedness or to require that the Property shall continue to secure all of the Secured Indebtedness.

                                   ARTICLE 10
                   CHANGE IN OWNERSHIP, CONVEYANCE OF PROPERTY

         10.1     CONVEYANCE OF PROPERTY, CHANGE IN OWNERSHIP AND COMPOSITION.

                  (a) Trustor shall not cause or permit: (i) the Property or any interest in the Property, to be conveyed, transferred, assigned, encumbered, sold or otherwise disposed of; or (ii) any transfer, assignment or conveyance of any interest in Trustor or in the partners, or stockholders, or members or beneficiaries of, Trustor or of any of Trustor's Constituents or
(iii) any merger, reorganization, dissolution or other change in the ownership structure of Trustor or any of the general partners of Trustor, including, without limitation, any conversion of Trustor or any general partner of Trustor from a general partnership to a limited partnership, a limited liability partnership or a limited liability company (collectively, "Transfers").

                  (b) The prohibitions on transfer shall not be applicable to (i) Transfers as a result of the death of a natural person who is Trustor; or
(ii) Transfers in connection with estate planning between or among a revocable trust or a natural person to a spouse, son or daughter or descendant of either, a stepson or stepdaughter or descendant of either; or
(iii) Transfers to or from a spouse in connection with the dissolution of a marriage, so long as Trustor pays to Beneficiary all costs and expenses incurred by Beneficiary in connection with any proposed Transfer pursuant to the preceding clauses (i), (ii), or (iii), if any, including without limitation title insurance premiums, documentation and recording costs, and reasonable attorneys' costs and fees. The prohibitions on transfer also shall not be applicable to day-to-day transfers of shares in the original Trustor (so long as it is a publicly held entity) that does not, individually or in the aggregate, cause a change in management or control of such entity.

                  (c) Notwithstanding the foregoing, so long as no transfer pursuant to Section 10.1(d) or (e) below has occurred, Trustor shall have the right, not more than three (3) times during the term of the Loan, to transfer the Property to an entity directly or indirectly wholly-owned and controlled by Maguire Properties, L.P., a Maryland limited partnership ("Trustor Affiliate"), provided that (i) there shall not then be a default hereunder or under any of the other Loan Documents, or the Guaranty or the Indemnity Agreement or any event which would, after the passage of time or the giving of notice, or both, constitute such a default; (ii) Maguire Properties, Inc., a Maryland corporation, remains the general partner of Trustor Affiliate; (iii) the transferee shall expressly assume all obligations of Trustor under the Loan Documents and the Indemnity Agreement in a manner satisfactory to Beneficiary, in its sole and absolute discretion; (iv) if the Loan has been securitized, Beneficiary shall have received confirmation that the assumption of the Loan by the transferee will not result in an adverse change in the rating of the Securities by the Rating Agency (as such terms are defined in Section 3.1(b)); and (v) Trustor or such transferee shall pay all costs and expenses incurred by Beneficiary in connection with the transfer, including title insurance premiums, documentation costs and reasonable attorneys' fees. Any such transfer will not relieve Trustor of its obligations under the Note, any of the Loan Documents or the Indemnity Agreement or the obligations of the Liable Parties under the Guaranty or the Indemnity.

                  (d) In addition, the original named Trustor shall have a one-time right to transfer the Property to a third party provided that (i) there shall not then be an Event of Default; (ii) the third party transferee shall be experienced in the ownership, management and leasing of properties similar to the Property and shall have a net worth (determined in accordance with generally accepted accounting principles) of not less than $250,000,000.00, determined in accordance with generally accepted accounting principles, consistently applied;
(iii) the third party transferee shall be able to and shall make the warranties set forth in Sections 8.1, 8.2 and 8.4 hereof; (iv) the unpaid principal balance of the Loan shall not exceed sixty percent (60%) of the value of the Property;
(v) the annual net operating income projected to be derived from the Property at the time of the transfer in the opinion of Beneficiary shall be at least two hundred percent (200%) of the aggregate annual projected amount of monthly installments due under the Note and any subordinate financing (with all accrued obligations thereunder being treated as currently due); (vi) Trustor shall pay to Beneficiary a fee equal to one percent (1%) of the outstanding principal balance of the Note at the time of the transfer, together with a processing fee in the amount of $50,000.00; (vii) the third party transferee and additional Liable Parties as required by Beneficiary shall execute agreements similar to the Indemnity Agreement and the Guaranty in a form and manner satisfactory to Beneficiary in its sole and absolute discretion;

such additional Liable Parties must have (in the aggregate if more than one) a net worth of not less than $250,000,000.00, determined in accordance with generally accepted accounting principles, consistently applied; (viii) the third party transferee shall expressly assume all obligations of Trustor under the Loan Documents and the Indemnity Agreement in a manner satisfactory to Beneficiary, in its sole and absolute discretion; (ix) if the Loan has been securitized, Beneficiary shall have received confirmation that the assumption of the Loan by the transferee will not result in an adverse change in the rating of the Securities by the Rating Agency; and (x) Trustor or such transferee shall pay all costs and expenses incurred by Beneficiary in connection with the transfer, including title insurance premiums, documentation costs and reasonable attorneys' fees. Any such transfer will not relieve Trustor of its obligations under the Note, any of the Loan Documents or the Indemnity Agreement or the obligations of the Liable Parties under the Guaranty or the Indemnity Agreement with respect to events arising or occurring prior to the date of the transfer. The inclusion of a reference to subordinate financing in clause (v) above shall not be construed as a consent by Beneficiary to any such subordinate financing; any such consent may be granted or withheld in Beneficiary's sole and absolute discretion.

                  (e) In addition, Trustor or the Trustor Affiliate shall also have a one-time right to transfer interests in the Property or interests in Trustor or the Trustor Affiliate to an Institutional Investor, as defined below, so long as (i) there shall not then be an Event of Default; (ii) the transferee shall be able to and shall make the warranties set forth in Sections 8.1, 8.2 and 8.4 hereof together with such other warranties as Beneficiary may determine in its sole discretion; (iii) the transferee of a direct interest in the Property shall expressly assume the Loan Documents and the Indemnity Agreement in a manner satisfactory to Beneficiary in its sole and absolute discretion and the Liable Parties shall consent thereto in form acceptable to Beneficiary in its sole and absolute discretion; (iv) at all times Maguire Properties, Inc. shall maintain not less than a 25% direct or indirect ownership interest in the Property as well as the right and power to direct or cause the direction of the management and policies of the entity that owns the Property; (v) Trustor shall pay to Beneficiary a fee equal to the product obtained by multiplying one percent (1%) times the percentage of interest in the Property being transferred (directly or indirectly), with the product thus obtained further multiplied by the outstanding principal balance of the Note at the time of the transfer, together with a processing fee in the amount of $50,000.00; (vi) if the Loan has been securitized, Beneficiary shall have received confirmation that the assumption of the Loan by the transferee will not result in an adverse change in the rating of the Securities by the Rating Agency; and (vii) Trustor, the Trustor Affiliate or the transferee shall pay all costs and expenses incurred by Beneficiary in connection with the transfer, including title insurance premiums, documentation costs and reasonable attorneys' fees. No such transfer shall release Trustor or Liable Parties from their obligations under the Loan Documents, the Indemnity Agreement or the Guaranty.

                  (f) The term "Institutional Investor" shall mean one or more of the following: (i) a real estate investment trust, bank, saving and loan association, investment bank, insurance company, trust company, commercial credit corporation, pension plan, pension fund or pension advisory firm, mutual fund, government entity or plan, (ii) investment company, money management firm or "qualified institutional buyer" within the meaning of Rule 144A under the

Securities Act of 1933, as amended, or an institutional "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, as amended, provided that in all cases such entity (A) has total assets (in name or under management) in excess of $500,000,000.00 and net worth or capital/statutory surplus or shareholder's equity, as Beneficiary shall reasonably determine, of not less than $250,000,000.00; and (B) has a total debt to total net worth/capital/statutory surplus or shareholder's equity (as Beneficiary shall determine in its reasonable discretion) ratio not to exceed fifty percent (50%).

                  (g) For purposes of this Section 10.1 only, "control" means the ownership, directly or indirectly, in the aggregate of more than fifty percent (50%) of the beneficial ownership interests of an entity and the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise.

         10.2 PROHIBITION ON SUBORDINATE FINANCING. Trustor shall not incur or permit the incurring of (i) any financing in addition to the Loan that is secured by a lien, security interest or other encumbrance of any part of the Property or (ii) any mezzanine financing, including without limitation any pledge or encumbrance of a partnership, member or shareholder or beneficial interest in Trustor.

         10.3 RESTRICTIONS ON ADDITIONAL OBLIGATIONS. During the term of the Loan, Trustor shall not, without the prior written consent of Beneficiary, become liable with respect to any indebtedness or other obligation except for
(i) the Loan, (ii) Leases entered into in the ordinary course of owning and operating the Property for the Use, (iii) other liabilities incurred in the ordinary course of owning and operating the Property for the Use but excluding any loans or borrowings, (iv) liabilities or indebtedness disclosed in writing to and approved by Beneficiary on or before the Execution Date, and (v) any other indebtedness or liabilities which do not exceed $750,000.00 in the aggregate.

         10.4 STATEMENTS REGARDING OWNERSHIP. Trustor agrees to submit or cause to be submitted to Beneficiary within thirty (30) days after December 31st of each calendar year during the term of this Deed of Trust and ten (10) days after any written request by Beneficiary, a sworn, notarized certificate, signed by an authorized (i) individual who is Trustor or one of the individuals comprising Trustor, (ii) member of Trustor, (iii) partner of Trustor or (iv) officer of Trustor, as the case may be, stating whether (x) any part of the Property, or any interest in the Property, has been conveyed, transferred, assigned, encumbered, or sold, and if so, to whom; (y) any conveyance, transfer, pledge or encumbrance of any interest in Trustor has been made by Trustor and if so, to whom; or (z) there has been any change in the individual(s) comprising Trustor or in the partners, members stockholders or beneficiaries of Trustor from those on the Execution Date, and if so, a description of such change or changes.

                                   ARTICLE 11
                             DEFAULTS AND REMEDIES


         11.1 EVENTS OF DEFAULT. Any of the following shall be deemed to be a material breach of Trustor's covenants in this Deed of Trust and shall constitute a default ("Event of Default"):

                  (a) The failure of Trustor to pay any installment of principal, interest or principal and interest, any required escrow deposit or any other sum required to be paid under any Loan Document, whether to Beneficiary or otherwise, within seven (7) days of the due date of such payment;

                  (b) The failure of Trustor to perform or observe any other term, provision, covenant, condition or agreement under any Loan Document for a period of more than thirty (30) days after receipt of notice of such failure or such longer period as is necessary to cure such failure in the exercise of due diligence, but in no event longer than ninety (90) days from the receipt of notice of such failure, provided Trustor commences the cure within the initial thirty (30) day period and continuously pursues such cure to completion;

                  (c) The filing by Trustor or one of the Liable Parties (an "Insolvent Entity") of a voluntary petition or application for relief in bankruptcy, the filing against an Insolvent Entity of an involuntary petition or application for relief in bankruptcy which is not dismissed within ninety (90) days, or an Insolvent Entity's adjudication as a bankrupt or insolvent, or the filing by an Insolvent Entity of any petition, application for relief or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other statute, law, code or regulation relating to bankruptcy, insolvency or other relief for debtors, or an Insolvent Entity's seeking or consenting to or acquiescing in the appointment of any trustee, custodian, conservator, receiver or liquidator of an Insolvent Entity or of all or any substantial part of the Property or of any or all of the Rents and Profits, or the making by an Insolvent Entity of any general assignment for the benefit of creditors, or the admission in writing by an Insolvent Entity of its inability to pay its debts generally as they become due;

                  (d) If any warranty, representation, certification, financial statement or other information made or furnished at any time pursuant to the terms of the Loan Documents by Trustor, or by any person or entity otherwise liable under any Loan Document shall be materially false or misleading, and the failure of Trustor to cure such breach within thirty (30) days after receipt of notice of such breach or such longer period as is necessary to cure such breach in the exercise of due diligence, but in no event longer than ninety (90) days from the receipt of notice of such breach, provided Trustor commences the cure within the initial thirty (30) day period and continuously pursues such cure to completion;

                  (e) If Trustor shall suffer or permit the Property, or any part of the Property, to be used in a manner that might (1) impair Trustor's title to the Property, (2) create rights of adverse use or possession, or (3) constitute an implied dedication of any part of the Property;

                  (f)      If Liable Parties shall default under the Guaranty;

                  (g) If Trustor or Liable Parties shall default under the Indemnity Agreement beyond any applicable periods of notice and/or grace period set forth therein; or

                  (h) If an Event of Default (as defined in Article 24 thereof) shall occur under the Ground Lease.

         11.2 REMEDIES UPON DEFAULT. Upon the happening of an Event of Default the Secured Indebtedness shall, at the option of Beneficiary, become immediately due and payable, without further notice or demand, and Beneficiary may, to the fullest extent permitted by applicable law, undertake any one or more of the following remedies:

                  (a) Foreclosure. Institute a foreclosure action in accordance with the law of the State, or take any other action as may be allowed, at law or in equity, for the enforcement of the Loan Documents and realization on the Property or any other security afforded by the Loan Documents. In the case of a judicial proceeding, Beneficiary may proceed to final judgment and execution for the amount of the Secured Indebtedness owed as of the date of the judgment, together with all costs of suit, reasonable attorneys' fees and interest on the judgment at the maximum rate permitted by law from the date of the judgment until paid. If Beneficiary is the purchaser at the foreclosure sale of the Property, the foreclosure sale price shall be applied against the total amount due Beneficiary; and/or

                  (b) Power of Sale. Institute a non-judicial foreclosure proceeding in compliance with applicable law in effect on the date foreclosure is commenced for the Trustee to sell the Property either as a whole or in separate parcels as Beneficiary may determine at public sale or sales to the highest bidder for cash, in order to pay the Secured Indebtedness. If the Property is sold as separate parcels, Beneficiary may direct the order in which the parcels are sold. Trustee shall deliver to the purchaser a trustee's deed or deeds without covenant or warranty, express or implied. Trustee may postpone the sale of all or any portion of the Property by public announcement at the time and place of sale, and from time to time may further postpone the sale by public announcement in accordance with applicable law; and/or

                  (c) Entry. Enter into possession of the Property, lease the Improvements, collect all Rents and Profits and, after deducting all costs of collection and administration expenses, apply the remaining Rents and Profits in such order and amounts as Beneficiary, in Beneficiary's sole discretion, may elect to the payment of Impositions, operating costs, costs of maintenance, restoration and repairs, Premiums and other charges, including, but not limited to, costs of leasing the Property and fees and costs of counsel and receivers, and in reduction of the Secured Indebtedness; and/or

                  (d) Receivership. Have a receiver appointed to enter into possession of the Property, lease the Property, collect the Rents and Profits and apply them as the appropriate court may direct. Beneficiary shall be entitled to the appointment of a receiver without the necessity of proving either the inadequacy of the security or the insolvency of Trustor or any of the Liable Parties. Trustor and Liable Parties shall be deemed to have consented to the appointment of the receiver. The collection or receipt of any the Rents and Profits by Beneficiary or any receiver shall not affect or cure any Event of Default. Beneficiary's rights hereunder include its rights under California Code of Civil Procedure Section 564, as such Section may be amended from time to time; and/or

                  (e) Action for Breach of Contract. In accordance with California Code of Civil Procedure Section 736, as such Section may be amended from time to time, Beneficiary may bring an action for breach of contract against Trustor for breach of any "environmental provision" (as such term is defined in such Section) made by Trustor herein or in any other Loan Document, for the recovery of damages and/or for the enforcement of the environmental provision; and/or

                  (f) Waiver of Security. In accordance with California Code of Civil Procedure Section 726.5, as such Section may be amended from time to time, Beneficiary may waive the security of this Deed of Trust as to any parcel of Real Property that is "environmentally impaired" or is an "affected parcel" (as such terms are defined in such Section), and as to any Personal Property attached to such parcel, and thereafter exercise against Trustor, to the extent permitted by such Section 726.5, the rights and remedies of an unsecured creditor, including reduction of Beneficiary's claim against Trustor to judgment, and any other rights and remedies permitted by law. Trustor and Beneficiary acknowledge that pursuant to California Code of Civil Procedure
Section 726.5, Beneficiary's rights under this Section 11.2 are limited to instances in which Trustor or any affiliate, agent, co-tenant, partner or joint venturer of Trustor either (i) caused, contributed to, permitted or acquiesced in the release (as defined in such Section 726.5) or threatened release of Hazardous Materials, or (ii) had actual knowledge or notice of such release or threatened release prior to the execution and delivery of this Deed of Trust and failed to disclose such release or threatened release to Beneficiary in writing after Beneficiary's written request for information concerning the environmental condition of the Property, unless Beneficiary otherwise obtained actual knowledge of such release or threatened release prior to the execution and delivery of this Deed of Trust.

                  In the event Beneficiary elects, in accordance with California Code of Civil Procedure Section 726.5, to waive all or part of the security of this Deed of Trust and proceed against Trustor on an unsecured basis, the valuation of the Real Property, the determination of the environmentally impaired status of such security and any cause of action for a money judgment shall, at the request of Beneficiary, be referred to a referee in accordance with California Code of Civil Procedure Sections 638 et seq. Such referee shall be an M.A.I. appraiser selected by Beneficiary and approved by Trustor, which approval shall not be unreasonably withheld or delayed. The decision of such referee shall be binding upon both Trustor and Beneficiary, and judgment upon the award rendered by such referee shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645. Trustor shall pay all reasonable costs and expenses incurred by Beneficiary in connection with any proceeding under California Code of Civil Procedure Section 726.5, as such Section may be amended from time to time.

         11.3 APPLICATION OF PROCEEDS OF SALE. In the event of a sale of the Property pursuant to Section 11.2 of this Deed of Trust, to the extent permitted by law, the Beneficiary shall determine in its sole discretion the order in which the proceeds from the sale shall be applied to the payment of the Secured Indebtedness, including without limitation, the expenses of the sale and of all proceedings in connection with the sale, including reasonable attorneys' fees and expenses; Impositions, Premiums, liens, and other charges and expenses; the outstanding principal balance of the Secured Indebtedness; any accrued interest; any Prepayment Fee; and any other amounts owed under any of the Loan Documents.

         11.4 WAIVER OF JURY TRIAL. To the fullest extent permitted by law, Trustor and Beneficiary HEREBY WAIVE THEIR RESPECTIVE RIGHT TO TRIAL BY JURY in any action, proceeding and/or hearing on any matter whatsoever arising out of, or in any way connected with, the Note, this Deed of Trust or any of the Loan Documents, or the enforcement of any remedy under any law, statute, or regulation. Neither party will seek to consolidate any such action in which a jury has been waived, with any other action in which a jury trial cannot or has not been waived. Each party has received the advice of counsel with respect to this waiver.

         11.5 BENEFICIARY'S RIGHT TO PERFORM TRUSTOR'S OBLIGATIONS. Trustor agrees that, if Trustor fails to perform any act or to pay any money which Trustor is required to perform or pay under the Loan Documents, Beneficiary may make the payment or perform the act at the cost and expense of Trustor and in Trustor's name or in its own name. Any money paid by Beneficiary under this
Section 11.5 shall be reimbursed to Beneficiary in accordance with Section 11.6.

         11.6 BENEFICIARY REIMBURSEMENT. All payments made, or funds expended or advanced by Beneficiary pursuant to the provisions of any Loan Document, shall (1) become a part of the Secured Indebtedness, (2) bear interest at the Interest Rate (as defined in the Note) from the date such payments are made or funds expended or advanced, (3) become due and payable by Trustor upon demand by Beneficiary, and (4) bear interest at the Default Rate (as defined in the Note) from the date of such demand. Trustor shall reimburse Beneficiary within ten (10) days after receipt of written demand for such amounts.

         11.7 FEES AND EXPENSES. If Beneficiary becomes a party (by intervention or otherwise) to any action or proceeding affecting, directly or indirectly, Trustor, the Property or the title thereto or Beneficiary's interest under this Deed of Trust, or employs an attorney to collect any of the Secured Indebtedness or to enforce performance of the obligations, covenants and agreements of the Loan Documents, Trustor shall reimburse Beneficiary in accordance with Section 11.6 for all expenses, costs, charges and legal fees incurred by Beneficiary (including, without limitation, the fees and expenses of experts and consultants), whether or not suit is commenced. Notwithstanding the foregoing, Trustor shall not be required to reimburse Beneficiary for such expenses to the extent Trustor is the prevailing party in any action or other proceeding commenced by Trustor against Beneficiary.

         11.8 WAIVER OF CONSEQUENTIAL DAMAGES. Trustor covenants and agrees that in no event shall Beneficiary be liable for consequential damages, and to the fullest extent permitted by law, Trustor expressly waives all existing and future claims that it may have against Beneficiary for consequential damages.

         11.9 INDEMNIFICATION OF TRUSTEE. Except for gross negligence and willful misconduct, Trustee shall not be liable for any act or omission or error of judgment. Trustee may rely on any document believed by it in good faith to be genuine. All money received by Trustee shall be held in trust, but need not be segregated (except to the extent required by law), until used or applied as provided in this Deed of Trust. Trustee shall not be liable for interest on the money. Trustor shall protect, indemnify and hold harmless Trustee against all liability and expenses which Trustee may incur in the performance of its duties.

         11.10 ACTIONS BY TRUSTEE. At any time, upon written request of Beneficiary and presentation of this Deed of Trust and the Note for endorsement, and without affecting the personal liability of any entity or the Liable Parties for payment of the Secured Indebtedness or the effect of this Deed of Trust upon the remainder of the Property, Trustee may take such actions as Beneficiary may request which are permitted by this Deed of Trust or by applicable law.

         11.11 SUBSTITUTION OF TRUSTEE. Beneficiary has the power and shall be entitled, at any time and from time to time, to remove Trustee or any successor trustee and to appoint another trustee in the place of Trustee or any successor trustee, by an instrument recorded in the Official Records of the county or counties where the Property is located. The recorded instrument shall be conclusive proof of the proper substitution and appointment of the successor Trustee without the necessity of any conveyance from the predecessor Trustee.

                                   ARTICLE 12
                    TRUSTOR AGREEMENTS AND FURTHER ASSURANCES

         12.1     PARTICIPATION AND SALE OF LOAN.

                  (a) Beneficiary may sell, transfer or assign its entire interest or one or more participation interests in the Loan, the Loan Documents, the Indemnity Agreement and the Guaranty at any time and from time to time, including, without limitation, its rights and obligations as servicer of the Loan. Beneficiary may issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement, including depositing the Loan Documents with a trust that may issue securities (the "Securities"). Beneficiary may forward to each purchaser, transferee, assignee, servicer, participant, or investor in such Securities (collectively, the "Investor") or any Rating Agency rating such Securities and each prospective Investor, all documents and information which Beneficiary now has or may hereafter acquire relating to the Secured Indebtedness and to Trustor or any Liable Parties and the Property, whether furnished by Trustor, any Liable Parties or otherwise, as Beneficiary determines necessary or desirable.

                  (b) Trustor will cooperate with Beneficiary and the rating agencies in furnishing such information and providing such other assistance, reports and legal opinions as Beneficiary may reasonably request in connection with any such transaction. Trustor's obligation to cooperate with Beneficiary does not include the obligation to incur any expenses to any third parties. In addition, Trustor acknowledges that Beneficiary may release or disclose to potential purchasers or transferees of the Loan, or potential participants in the Loan, originals or copies of the Loan Documents, title information, engineering reports, financial statements, operating statements, appraisals, Leases, rent rolls, and all other materials, documents and information in Beneficiary's possession or which Beneficiary is entitled to receive under the Loan Documents, with respect to the Loan, Trustor, Liable Parties or the Property. Trustor shall also furnish to such Investors or such prospective Investors or such Rating Agency any and all information concerning the Property, the Leases, the financial condition of Trustor or any Liable Parties as may be requested by Beneficiary, any Investor or any prospective Investor or any Rating Agency in connection with any sale, transfer or participation interest. To the extent such requested information is not publicly available, Trustor may require in a reasonable manner all prospective recipients of such information to agree to keep the non-public information they receive confidential as a condition precedent to Trustor's disclosure.

         12.2 REPLACEMENT OF NOTE. Upon notice to Trustor of the loss, theft, destruction or mutilation of the Note, Trustor will execute and deliver, in lieu of the original Note, a replacement note, identical in form and substance to the Note and dated as of the Execution Date. Upon the execution and delivery of the replacement note, all references in any of the Loan Documents to the Note shall refer to the replacement note.

         12.3 TRUSTOR'S ESTOPPEL. Within ten (10) business days after a request by Beneficiary, Trustor shall furnish an acknowledged written statement in form satisfactory to Beneficiary (i) setting forth the amount of the Secured Indebtedness, (ii) stating either that no offsets or defenses exist against the Secured Indebtedness, or if any offsets or defenses are alleged to exist, their nature and extent, (iii) whether any default then exists under the Loan Documents or any event has occurred and is continuing, which, with the lapse of time, the giving of notice, or both, would constitute such a default, and (iv) any other matters as Beneficiary may reasonably request. If Trustor does not furnish an estoppel certificate within the 10-day period, Trustor appoints Beneficiary as its attorney-in-fact to execute and deliver the certificate on its behalf, which power of attorney shall be coupled with an interest and shall be irrevocable.

         12.4 FURTHER ASSURANCES. Trustor shall, without expense to Beneficiary and/or Trustee, execute, acknowledge and deliver all further acts, deeds, conveyances, mortgages, deeds of trust, assignments, security agreements, and financing statements as Beneficiary and/or Trustee shall from time to time reasonably require, to assure, convey, assign, transfer and confirm unto Beneficiary and/or Trustee the Property and rights conveyed or assigned by this Deed of Trust or which Trustor may become bound to convey or assign to Beneficiary and/or Trustee, or for carrying out the intention or facilitating the performance of the terms of this Deed of Trust or any of the other Loan Documents, or for filing, refiling, registering, reregistering, recording or rerecording this Deed of Trust. If Trustor fails to comply with the terms of this Section, Beneficiary may, at Trustor's expense, perform Trustor's obligations for and in the name of Trustor, and Trustor hereby irrevocably appoints Beneficiary as its attorney-in-fact to do so. The appointment of Beneficiary as attorney-in-fact is coupled with an interest.

         12.5 SUBROGATION. Beneficiary shall be subrogated to the lien of any and all encumbrances against the Property paid out of the proceeds of the Loan and to all of the rights of the recipient of such payment.

                                   ARTICLE 13
                               SECURITY AGREEMENT

         13.1 SECURITY AGREEMENT. THIS DEED OF TRUST CREATES A LIEN ON THE PROPERTY. IN ADDITION, TO THE EXTENT THE PROPERTY IS PERSONAL PROPERTY OR FIXTURES UNDER APPLICABLE LAW, THIS DEED OF TRUST CONSTITUTES A SECURITY AGREEMENT UNDER THE CALIFORNIA UNIFORM COMMERCIAL CODE (THE "U.C.C.") AND ANY OTHER APPLICABLE LAW AND IS FILED AS A FIXTURE FILING. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, BENEFICIARY MAY, AT ITS OPTION, PURSUE ANY AND ALL RIGHTS AND REMEDIES AVAILABLE TO A SECURED PARTY WITH RESPECT TO ANY PORTION OF THE PROPERTY, AND/OR BENEFICIARY MAY, AT ITS OPTION, PROCEED AS TO ALL OR ANY PART OF THE PROPERTY IN ACCORDANCE WITH BENEFICIARY'S RIGHTS AND REMEDIES WITH RESPECT TO THE LIEN CREATED BY THIS DEED OF TRUST. THIS FINANCING STATEMENT SHALL REMAIN IN EFFECT AS A FIXTURE FILING UNTIL THIS DEED OF TRUST IS RELEASED OR SATISFIED OF RECORD.

         13.2 REPRESENTATIONS AND WARRANTIES. Trustor warrants, represents and covenants as follows:

                  (a) To the extent that Beneficiary provided a warranty of title to the Personal Property pursuant to the MetLife Conveyance or the Bill of Sale delivered by Beneficiary to Trustor in connection with Trustor's acquisition of the Property, Trustor owns the Personal Property free from any lien, security interest, encumbrance or adverse claim, except as otherwise expressly approved by Beneficiary in writing. Trustor will notify Beneficiary of, and will protect, defend and indemnify Beneficiary against, all claims and demands of all persons at any time claiming any rights or interest in the Personal Property.

                  (b) The Personal Property shall not be used or bought for personal, family, or household purposes, but shall be bought and used solely for the purpose of carrying on Trustor's business.

                  (c) Trustor will not remove the Personal Property without the prior written consent of Beneficiary, except the items of Personal Property which are consumed, worn out in ordinary usage, or otherwise reasonably determined by Trustor to be obsolete or in need of replacement, shall be promptly replaced by Trustor with other Personal Property of value equal to or greater than the value of the replaced Personal Property.

         13.3 CHARACTERIZATION OF PROPERTY. The grant of a security interest to Beneficiary in this Deed of Trust shall not be construed to limit or impair the lien of this Deed of Trust or the rights of Beneficiary with respect to any property which is real property or which the parties have agreed to treat as real property. To the fullest extent permitted by law, everything used in connection with the production of Rents and Profits is, and at all times and for all purposes and in all proceedings, both legal and equitable, shall be regarded as real property, irrespective of whether or not the same is physically attached to the Land and/or Improvements.

         13.4 PROTECTION AGAINST PURCHASE MONEY SECURITY INTERESTS. It is understood and agreed that in order to protect Beneficiary from the effect of U.C.C. Section 9334, as amended from time to time and as enacted in the State, in the event that Trustor intends to purchase any goods which may become fixtures attached to the Property, or any part of the Property, and such goods will be subject to a purchase money security interest held by a seller or any other party:

                  (a) Before executing any security agreement or other document evidencing or perfecting the security interest, Trustor shall obtain the prior written approval of Beneficiary. All requests for such written approval shall be in writing and contain the following information: (i) a description of the fixtures (ii) the address at which the fixtures will be located; and (iii) the name and address of the proposed holder and proposed amount of the security interest.

                  (b) Trustor shall pay all sums and perform all obligations secured by the security agreement. A default by Trustor under the security agreement shall constitute a default under this Deed of Trust. If Trustor fails to make any payment on an obligation secured by a purchase money security interest in the Personal Property or any fixtures, Beneficiary, at its option, may pay the secured amount and Beneficiary shall be subrogated to the rights of the holder of the purchase money security interest.

                  (c) Beneficiary shall have the right to acquire by assignment from the holder of the security interest for the Personal Property or fixtures, all contract rights, accounts receivable, negotiable or non-negotiable instruments, or other evidence of indebtedness and to enforce the security interest as assignee.

                  (d)      The provisions of subparagraphs (b) and (c) of this
Section 13.4 shall not apply if the goods which may become fixtures are of at least equivalent value and quality as the Personal Property being replaced and if the rights of the party holding the security interest are expressly subordinated to the lien and security interest of this Deed of Trust in a manner satisfactory to Beneficiary.

                                   ARTICLE 14
                             MISCELLANEOUS COVENANTS

         14.1 NO WAIVER. No single or partial exercise by Beneficiary and/or Trustee, or delay or omission in the exercise by Beneficiary and/or Trustee, of any right or remedy under the

Loan Documents shall preclude, waive or limit the exercise of any other right or remedy. Beneficiary shall at all times have the right to proceed against any portion of, or interest in, the Property without waiving any other rights or remedies with respect to any other portion of the Property. No right or remedy under any of the Loan Documents is intended to be exclusive of any other right or remedy but shall be cumulative and may be exercised concurrently with or independently from any other right and remedy under any of the Loan Documents or under applicable law.

         14.2 NOTICES. All notices, demands and requests given or required to be given by, pursuant to, or relating to, this Deed of Trust shall be in writing. All notices shall be deemed to have been properly given if mailed by United States registered or certified mail, with return receipt requested, postage prepaid, or by United States Express Mail or other comparable overnight courier service to the parties at the addresses set forth in the Defined Terms (or at such other addresses as shall be given in writing by any party to the others) and shall be deemed complete upon receipt or refusal to accept delivery as indicated in the return receipt or in the receipt of such United States Express Mail or courier service.

         14.3     HEIRS AND ASSIGNS; TERMINOLOGY.

                  (a) This Deed of Trust applies to, inures to the benefit of, and binds Trustor, Beneficiary, Liable Parties and Trustee, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term "Trustor" shall include both the original Trustor and any subsequent owner or owners of any of the Property. The term "Beneficiary" shall include both the original Beneficiary and any subsequent holder or holders of the Note. The term "Trustee" shall include both the original Trustee and any subsequent successor or additional trustee(s) acting under this Deed of Trust. The term "Liable Parties" shall include both the original Liable Parties and any subsequent or substituted Liable Parties.

                  (b) In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

                  (c) If more than one party executes this Deed of Trust as Trustor, the obligations of such parties shall be the joint and several obligations of each of them.

         14.4 SEVERABILITY. If any provision of this Deed of Trust should be held unenforceable or void, then that provision shall be separated from the remaining provisions and shall not affect the validity of this Deed of Trust except that if the unenforceable or void provision relates to the payment of any monetary sum, then, Beneficiary may, at its option, declare the Secured Indebtedness immediately due and payable.

         14.5 APPLICABLE LAW. This Deed of Trust shall be construed and enforced in accordance with the laws of the State.

         14.6 CAPTIONS. The captions are inserted only as a matter of convenience and for reference, and in no way define, limit, or describe the scope or intent of any provisions of this Deed of Trust.

         14.7 TIME OF THE ESSENCE. Time shall be of the essence with respect to all of Trustor's obligations under this Deed of Trust and the other Loan Documents.

         14.8 NO MERGER. In the event that Beneficiary should become the owner of the Property, there shall be no merger of the estate created by this Deed of Trust with the fee estate in the Property.

         14.9 NO MODIFICATIONS. This Deed of Trust may not be changed, amended or modified, except in a writing expressly intended for such purpose and executed by Trustor and Beneficiary.

         14.10 JOINT AND SEVERAL LIABILITY. This Deed of Trust and all other Loan Documents are binding upon each Trustor, its heirs, representatives, administrators, executors, successors and assigns and inures to the benefit of and is enforceable by Beneficiary, its successors, endorsees and assigns (including, without limitation, any entity to which Beneficiary assigns or sells all or any portion of its interest in the Loan). Subject to the provisions of
Section 9.1 above, the obligations of each Trustor hereunder and under all other Loan Documents are joint and several.

         14.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.

         14.12 ENTIRE AGREEMENT. This Deed of Trust, the Note, the other Loan Documents, the Guaranty and the Indemnity Agreement constitute the entire agreement between Trustor and Beneficiary with respect to the subject matter hereof and all understandings, oral representations and agreements heretofore or simultaneously had among the parties are merged in, and are contained in, such documents and instruments.

         14.13 NO THIRD PARTY BENEFICIARIES. Nothing contained herein is intended or shall be deemed to create or confer any rights upon any third person not a party hereto, whether as a third-party beneficiary or otherwise, except as expressly provided herein.

         14.14 NON-DISCRIMINATION. By accepting this Deed of Trust, Beneficiary herein covenants by and for itself, its heirs, executors, administrators and assigns, and all persons claiming under or through it, and this Deed of Trust is made and accepted upon and subject to the following conditions: That there shall be no discrimination against or segregation of any person or group of persons on account of sex, marital status, race, color, religion, creed, national origin or ancestry, in the leasing, subleasing, transferring, use, or enjoyment of the land herein encumbered nor shall Beneficiary itself, or any person claiming under or through it establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy, of tenants, lessees, sublessees, subtenants or vendees in the land herein encumbered.

                  IN WITNESS WHEREOF, Trustor has executed this Deed of Trust, or has caused this Deed of Trust to be executed by its duly authorized representative(s) as of the Execution Date.

                                         MAGUIRE PROPERTIES - ONE CAL PLAZA, LLC
                                         a Delaware limited liability company

                                         By: Maguire Properties, L.P.,
                                             a Maryland limited partnership,
                                             Its Member

                                             By: Maguire Properties, Inc.,
                                                 a Maryland corporation,
                                                 Its General Partner

                                                 By: /s/ RICHARD I. GILCHRIST
                                                     --------------------------
                                                     Richard I. Gilchrist
                                                     President and Co-Chief
                                                     Executive Officer

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                     PART A

PARCEL 1:

LOTS 1, 3, 4 AND 5 OF TRACT NO. 30804, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1070 PAGES 31 THRU 38 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPT THAT PORTION OF 3RD STREET AS RETAINED AND UNVACATED AS SAID PORTION IS SET OUT IN THE CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 82-01653 RECORDED SEPTEMBER 16, 1982 AS DOCUMENT NO. 82-943159 IN OFFICIAL RECORDS OF SAID COUNTY AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 1 AND 2 OF 7 IN VOLUME 23, PAGE 68.

PARCEL 2:

THAT PORTION OF 3RD STREET AS SHOWN AND DEDICATED ON THE MAP OF BEAUDRY
TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1, PAGES 401 AND 402 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY. AS RETAINED AND UNVACATED AS SAID PORTION IS SET OUT IN THE CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 82-01653 RECORDED SEPTEMBER 16, 1982 AS DOCUMENT NO. 82-943159, IN RECORDS OF SAID COUNTY AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 1 AND 2 OF 7 IN VOLUME 23, PAGE 68, LYING NORTHWESTERLY OF A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 178.54 FEET, MEASURED AT RIGHT ANGLES, FROM THAT CERTAIN COURSE (AND ITS NORTHEASTERLY PROLONGATION) IN THE NORTHWESTERLY LINE OF LOT 3 OF TRACT NO. 30780 AS PER MAP RECORDED IN BOOK 912, PAGES 39 TO 45 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY, SHOWN ON SAID TRACT AS HAVING A REARING AND DISTANCE OF (NORTH 37 DEGREES 50 MINUTES 12 SECONDS EAST 286.04 FEET) AND FOR THE PURPOSE OF THIS DESCRIPTION HAVING A HEARING OF NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST.

PARCEL 3:

THOSE PORTIONS OF THE REAL PROPERTY LYING WITHIN GRAND AVENUE, 84 FEET WIDE, AND GENERAL THADDEUS KOSCIUSZKO WAY, 40 FEET WIDE, AS SHOWN ON THE MAP OF TRACT NO. 30780. RECORDED IN BOOK 912, PAGES 39 THROUGH 45, INCLUSIVE, OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES COUNTY, LYING BELOW A HORIZONTAL PLANE AT ELEVATION 369.5 FEET BASED ON NATIONAL GEODETIC VERTICAL DATUM OF 1929, INCLUDED WITHIN A STRIP OF LAND, ONE-FOOT WIDE, LYING CONTIGUOUS TO AND NORTHERLY AND NORTHWESTERLY OF THE FOLLOWING DESCRIBED LINE;

BEGINNING AT THE INTERSECTION OF THE NORTHWESTERLY PROLONGATION OF A LINE PARALLEL WITH AND DISTANT 2.15 FEET SOUTHWESTERLY OF THE NORTHEASTERLY STRAIGHT LINE OF LOT 2 OF SAID TRACT NO. 30780 WITH THE CURVED NORTHERLY LINE OF SAID LOT; THENCE WESTERLY AND SOUTHWESTERLY ALONG SAID CURVED LINE TO THE STRAIGHT NORTHWESTERLY LINE OF SAID LOT; THENCE SOUTHWESTERLY ALONG SAID NORTHWESTERLY LINE AND ITS SOUTHWESTERLY PROLONGATION TO ITS INTERSECTION WITH A LINE PARALLEL WITH AND DISTANT 21.3 PARALLEL OF THE CENTER LINE OF 3RD PLACE, 80 FEET WIDE, AS SAID STREET IS SHOWN ON SAID MAP.

EXCEPT THEREFROM THAT PORTION LYING NORTHEASTERLY OF SAID FIRST MENTIONED PARALLEL LINE.

PARCEL 4:

PARCEL 4A:

TRUCK ACCESS AND SOUTH DRIVEWAY EASEMENT

A NON-EXCLUSIVE DRIVEWAY BASEMENT FOR INGRESS AND EGRESS OF VEHICLES AND PEDESTRIANS TO THE TRUCK DOCK LOCATED WITHIN THE PHASE 1A IMPROVEMENTS ADJACENT TO LOWER GRAND AVENUE ("TRUCK ACCESS"), WITHIN THAT PORTION OF 3RD PLACE AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SAID PORTION OF 3RD PLACE VACATED PER CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 82-01653 RECORDED SEPTEMBER 16, 1982 AS DOCUMENT NO. 82-943159 IN OFFICIAL RECORDS OF SAID COUNTY AND AS DELINEATED ON STREET VACATION MAPS ON SHEET 3 OF 7 IN VOLUME 23, PAGE 68, SAID PORTION LYING ABOVE AN ELEVATION OF 347.00 FEET AND BELOW AN ELEVATION ALLOWING CLEARANCE OF 15.00 FEET ABOVE THE SURFACE OF THE FINISH GRADE OF IMPROVEMENTS SAID ELEVATION IS BASED ON NATIONAL GEODETIC VERTICAL DATUM OF 1929 PER ORDINANCE NO. 150,763 OF THE CITY OF LOS ANGELES AS OBTAINED FROM CITY OF LOS ANGELES BENCHMARK NO. 12-06750, DESCRIBED AS A CUT SPIKE IN SOUTH CURB OF 5TH STREET, 21.6 FEET WEST OF OLIVE STREET, AT THE WEST END OF A CATCH BASIN, ELEVATION - 273.999 FEET (1970 ADJUSTMENT), SAID PORTION DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF A LINE PARALLEL WITH AND DISTANT SOUTHWESTERLY
18.70 FEET, MEASURED AT RIGHT ANGLES, FROM THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTION OF THE SOUTHWESTERLY LINE OF LOT 3 OF SAID TRACT NO. 30780, WITH THE SOUTHWESTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF LOT 3 OF SAID TRACT NO. 30780, SAID NORTHWESTERLY LINE SHOWN THEREON AS HAVING A BEARING OF NORTH 37 DEGREES 50 MINUTES 12 SECONDS EAST (NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST FOR THE PURPOSE OF THIS DESCRIPTION); THENCE ALONG SAID SOUTHWESTERLY PROLONGATION SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 31.14 FEET; THENCE SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 13.50 FEET; THENCE NORTH 68 DEGREES 33 MINUTES 12 SECONDS EAST 36.22 FEET TO SAID LINE MENTIONED HEREINABOVE AS BEING PARALLEL WITH AND DISTANT SOUTHWESTERLY 18-70 FEET FROM THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTION OF THE SOUTHWESTERLY LINE OF LOT 3; THENCE ALONG SAID PARALLEL LINE NORTH 52 DEGREES 09 MINUTES 39 SECONDS WEST 32.00 FEET TO THE POINT OF BEGINNING.

PARCEL 4B:

SOUTH STAIRWAY EASEMENT

A NON-EXCLUSIVE EASEMENT TO ERECT, MAINTAIN AND USE A CANTILEVERED STAIRWAY TO PROVIDE PEDESTRIAN EGRESS, FOR THE PURPOSE OF MEETING THE REQUIREMENTS OF ALL APPLICABLE CODES, FROM THE 370-FOOT PLAZA LEVEL OF THE PHASE 1A IMPROVEMENTS TO THE 385-FOOT PLAZA SIDEWALK LEVEL ON PHASE 1A CONNECTION WITH UPPER GRAND AVENUE, WITHIN THAT PORTION OF 3RD PLACE AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SAID PORTION OF 3RD PLACE VACATED PER CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 82-01653 RECORDED SEPTEMBER 16, 1982 AS DOCUMENT NO. 82-943159 IN OFFICIAL RECORDS OF SAID COUNTY AND AS DELINEATED ON STREET VACATION MAPS ON SHEET 3 OF 7 IN VOLUME 23, PAGE 68, SAID PORTION LYING ABOVE AN ELEVATION OF 364.00 FEET, SAID ELEVATION IS BASED ON NATIONAL GEODETIC VERTICAL DATUM OF 1929 PER ORDINANCE NO. 150,763 OF THE CITY OF LOS ANGELES AS OBTAINED FROM CITY OF LOS ANGELES BENCHMARK NO. 12-06750, DESCRIBED AS A CUT SPIKE IN SOUTH CURB OF 5TH STREET, 21.6

FEET WEST OF OLIVE STREET, AT THE WEST END OF A CATCH BASIN. ELEVATION - 273.999 FEET (1970 ADJUSTMENT), SAID PORTION DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF A LINE PARALLEL WITH AND DISTANT SOUTHWESTERLY
18.70 FEET, MEASURED AT RIGHT ANGLES, FROM THE TANGENT PORTION OF THE SOUTHWESTERLY LINE OF LOT 3 OF SAID TRACT NO. 30780, AND ITS NORTHWESTERLY PROLONGATION, WITH A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 38.50 FEET, MEASURED AT RIGHT ANGLES, FROM THE SOUTHWESTERLY PROLONGATION OF THE NORTHWESTERLY LINK OF LOT 3 OF SAID TRACT NO. 30780, SAID NORTHWESTERLY LINE SHOWN THEREON AS HAVING A BEARING OF NORTH 37 DEGREES 50 MINUTES 12 SECONDS EAST (NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST FOR THE PURPOSE OF THIS DESCRIPTION); THENCE ALONG LAST SAID PARALLEL LINE SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 9.50 FEET; THENCE ALONG A LINE PARALLEL WITH THE SOUTHWESTERLY LINE OF SAID LOT 3, SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 40.00 FEET; THENCE ALONG A LINE PARALLEL WITH SAID SOUTHWESTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF SAID LOT 3, NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST
9.50 FEET TO SAID LINE MENTIONED HEREINBEFORE AS BEING PARALLEL WITH AND DISTANT SOUTHWESTERLY 18.70 FEET FROM THE SOUTHWESTERLY LINE OF LOT 3; THENCE ALONG SAID PARALLEL LINK NORTH 52 DEGREES 09 MINUTES 39 SECONDS WEST 40.00 FEET TO THE POINT OF BEGINNING.

PARCEL 4C:

NORTHEAST WALKWAY EASEMENT

A TEMPORARY, NON-EXCLUSIVE STAIRWAY AND WALKWAY PEDESTRIAN EGRESS EASEMENT THE TERM OF WHICH SHALL AUTOMATICALLY TERMINATE AND BE OF NO FURTHER FORCE AND EFFECT UPON THE EARLIER TO OCCUR OF THE TERMINATION OF THE PHASE 1A LEASE OR UPON THE COMMENCEMENT OF THE TERM OF THE PERMANENT EASEMENT DESCRIBED BELOW. SUCH TEMPORARY EASEMENT SHALL BE OVER, ACROSS AND THROUGH THE TEMPORARY EASEMENT AREA, FOR THE PURPOSE OF MEETING THE REQUIREMENTS OF ALL APPLICABLE FIRE CODES REGARDING PEDESTRIAN EGRESS FROM THE 360 FEET LEVEL OF THE IMPROVEMENTS ON THE PHASE 1A PROPERTY TO THE 385 FEET LEVEL OF THE IMPROVEMENTS ON THE PHASE 1A PROPERTY WITHIN THAT PORTION OF LOT 2 OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 TO 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SAID PORTION LYING ABOVE AN ELEVATION OF 359.00 FEET; AND BELOW AN ELEVATION OF 394.50 FEET; SAID ELEVATIONS ARE BASED ON NATIONAL GEODEGTIC VERTICAL DATUM OF 1929 PER ORDINANCE NO. 150,763 OF THE CITY OF LOS ANGELES AS OBTAINED FROM CITY OF LOS ANGELES BENCHMARK NO. 12-06750, DESCRIBED AS A CUT SPIKE IN SOUTH CURB OF 5TH STREET. 21.6 FEET WEST OF OLIVE STREET, AT THE WEST END OF A CATCH BASIN, ELEVATION - 273.999 FEET (1970 ADJUSTMENT), SAID PORTION DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF A LINE PARALLEL WITH AND DISTANT NORTHEASTERLY
20.00 FEET, MEASURED AT RIGHT ANGLES, FROM THE TANGENT PORTION OF THE NORTHEASTERLY LINE OF SAID LOT 2 OF TRACT NO. 30780, WITH A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 178.54 FEET, MEASURED AT RIGHT ANGLES, FROM THE NORTHEASTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF LOT 3 OF SAID TRACT NO. 30780, SAID NORTHWESTERLY LINE SHOWN THEREON AS HAVING A BEARING OF NORTH 37 DEGREES 50 MINUTES 12 SECONDS EAST (NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST FOR THE PURPOSE OF THIS DESCRIPTION); THENCE ALONG LAST SAID PARALLEL LINE SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 211.13 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION; THENCE CONTINUING ALONG LAST SAID PARALLEL LINE SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 30.00 FEET; THENCE SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 15.00 FEET; THENCE NORTH 37 DEGREES 50 MINUTES 20 SECONDS EAST 30.00 FEET; THENCE NORTH 52 DEGREES 09 MINUTES 39 SECONDS WEST 15.00

FEET TO THE TRUE POINT OF BEGINNING.

THE PERMANENT EASEMENT IS DESCRIBED AS FOLLOWS:

A NON-EXCLUSIVE STAIRWAY AND WALKWAY PEDESTRIAN EGRESS EASEMENT THE TERM OF WHICH SHALL COMMENCE UPON THE ISSUANCE BY THE CITY OF LOS ANGELES OF A CERTIFICATE OF OCCUPANCY OR TEMPORARY CERTIFICATE OF OCCUPANCY ALLOWING THE OCCUPANCY AND USE OF THE IMPROVEMENTS TO BE CONSTRUCTED IN THE PERMANENT BASEMENT AREA, OVER, ACROSS AND THROUGH THE PERMANENT EASEMENT AREA, FOR THE PURPOSE OF MEETING THE REQUIREMENTS OF ALL APPLICABLE FIRE CODES REGARDING PEDESTRIAN EGRESS FROM THE 360 FEET LEVEL OF THE IMPROVEMENTS ON THE PHASE 1A PROPERTY TO OLIVE STREET. THE BASEMENT RIGHTS GRANTED AND CONVEYED IN THIS PARAGRAPH 1(B) SHALL AUTOMATICALLY TERMINATE AND BE OF NO FURTHER FORCE OR EFFECT ON AUGUST 25, 2082. SAID PERMANENT EASEMENT AREA BEING DESCRIBED AS
FOLLOWS:

A VOLUME OF AIRSPACE OVER THAT PORTION OF LOT 2 OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SAID VOLUME LYING BETWEEN UPPER AND LOWER ELEVATION PLANES AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF A LINE PARALLEL WITH AND DISTANT SOUTHWESTERLY
18.70 FEET, MEASURED AT RIGHT ANGLES, FROM THE TANGENT PORTION OF THE SOUTHWESTERLY LINE OF LOT 3 OF SAID TRACT NO. 30780, AND ITS NORTHWESTERLY PROLONGATION WITH A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 176.00 FEET, MEASURED AT RIGHT ANGLES, FROM THE SOUTHWESTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF SAID LOT 3 OF TRACT NO. 30780, SAID NORTHWESTERLY LINE SHOWN THEREON AS HAVING A BEARING OF NORTH 37 DEGREES 50 MINUTES 12 SECONDS EAST (NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST FOR THE PURPOSE OF THIS DESCRIPTION); THENCE ALONG LAST SAID PARALLEL LINE NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 162.29 FEET, THENCE AT RIGHT ANGLES SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 2.54 FEET TO A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY
178.54 FEET, MEASURED AT RIGHT ANGLES, FROM SAID NORTHWESTERLY LINE OF LOT 3, SHOWN HEREINABOVE AS HAVING A BEARING OF NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST, THENCE ALONG SAID PARALLEL LINE NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 393.26 FEET TO THE TRUE POINT OF BEGINNING OF THIS DESCRIPTION, SAID VOLUME LYING BETWEEN A LOWER ELEVATION PLANE OF 370.00 FEET AND AN UPPER ELEVATION PLANS OF 382.00 FEET; THENCE ALONG THE FOLLOWING COURSE, BETWEEN SAID ELEVATION
PLANKS:

NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 14.25 FEET,
SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 32.50 FEET,
NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 4.50 FEET,
SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 9.00 FEET;

THENCE ALONG THE FOLLOWING COURSES, BETWEEN A LOWER ELEVATION PLANE OF 370.00 FEET AND AN UPPER ELEVATION PLANS OF 378.00 FEET:

SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 31.75 FEET,
SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 22.25 FEET,
SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 12.25 FEET,

THENCE SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 16.00 FEET TO A LOWER ELEVATION PLANE OF 360.00 FEET AND AN UPPER ELEVATION PLANS OF 368.00 FEET; THENCE ALONG THE FOLLOWING COURSES, BETWEEN A LOWER ELEVATION PLANS OF 360.00 FEET AND AN UPPER ELEVATION OF 368.00:

SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 42.55 FEET TO THE SOUTHEASTERLY LINE OF SAID LOT 2, SOUTH 37 DEGREES 51 MINUTES 20 SECONDS NEST 14.50 FEET ALONG SAID SOUTHEASTERLY LINE, NORTH 52 DEGREES 09 MINUTES 39 SECONDS WEST 42.55 FEET TO A LINE WHICH BEARS SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST AND PASSES THROUGH THE SOUTHEASTERLY TERMINUS OF THE HEREINBEFORE MENTIONED COURSE RECITED AS "SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 16.00 FEET";

THENCE NORTH 52 DEGREES 09 MINUTES 39 SECONDS WEST 16.00 FEET TO A LOWER ELEVATION PLANE OF 370.00 FEET AND AN UPPER ELEVATION PLANE OF 378.00 FEET; THENCE ALONG THE FOLLOWING COURSES, BETWEEN A LOWER ELEVATION OF 370.00 FEET AND AN UPPER ELEVATION PLANE OF 378.00 FEET;

NORTH 52 DEGREES 09 MINUTES 39 SECONDS WEST 27.00 FEET,
NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 14.50 FEET,
NORTH 52 DEGREES 09 MINUTES 39 SECONDS WEST 17.00 FEET TO A LINE WHICH BEARS SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST AND WHICH PASSES THROUGH THE SOUTHEASTERLY TERMINUS OF THAT CERTAIN COURSE RECITED AS
"SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 9.00 FEET",
NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 3.50 FEET TO A LINE WHICH BEARS SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST AND WHICH PASSES THROUGH THE TRUE POINT OF BEGINNING;

THENCE NORTH 52 DEGREES 09 MINUTES 39 SECONDS WEST 41.50 FEET, BETWEEN A LOWER ELEVATION PLANE OF 370.00 FEET AND AN UPPER ELEVATION PLANS OF 382.00 FEET, TO THE TRUE POINT OF BEGINNING.

THE SOUTHEASTERLY TERMINUS OF TEE VOLUME OF AIRSPACE HAVING AN UPPER ELEVATION OF 382.00 FEET IS TO BE BETWEEN THE NORTHEASTERLY TERMINUS OF THAT CERTAIN COURSE RECITED AS "NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 3.50 "FEET" AND THE SOUTHEASTERLY TERMINUS OF THAT CERTAIN COURSE RECITED AS "SOUTH 52 DEGREES 09 MINUTES 39 SECONDS" EAST 9.00 FEET".

SAID ELEVATIONS ARE BASED ON THE NATIONAL GEODETIC VERTICAL DATUM OF 1929, PER ORDINANCE NO. 150, 763 OF THE CITY OF LOS ANGELES, AS OBTAINED FROM CITY OF LOS ANGELES BENCHMARK NO. 12-06750, DESCRIBED AS A CUT SPIKE IN THE SOUTH CURB OF 5TH STREET, 21.6 FEET WEST OF OLIVE STREET, AT THE WEST END OF A CATCH BASIN, ELEVATION - 273.999 FEET (1970 ADJUSTMENT).

SAID TEMPORARY AND PERMANENT BASEMENTS BEING DESCRIBED IN DOCUMENTS RECORDED OCTOBER 3, 1990 AS INSTRUMENT NO. 90-1691523 AND AS INSTRUMENT NO. 90-1691524, BOTH OFFICIAL RECORDS.

PARCEL 4D:

NORTHEAST STAIRWAY EASEMENT

A NON-EXCLUSIVE STAIRWAY AND WALKWAY EASEMENT FOR RETAINING WALLS, DRAINAGE AND PEDESTRIAN EGRESS, FOR THE PURPOSE OF MEETING THE REQUIREMENTS OF ALL APPLICABLE CODES, FROM STAIR NO. 6 ON THE 340-FOOT LEVEL OF THE PHASE 1A IMPROVEMENTS WITHIN THAT PORTION OF LOT 2 OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 913 PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND A PORTION OF GENERAL THADDEUS KOSCIUSZKD WAY AS VACATED PER CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 82-01653 RECORDED SEPTEMBER 16, 1982 AS DOCUMENT NO. 82-943159 IN OFFICIAL

RECORDS OF SAID COUNTY AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 6 AND 7 OF 7 IN VOLUME 23, PAGE 68, SAID PORTIONS LYING ABOVE AN ELEVATION OF 335.00 FEET, SAID ELEVATION IS BASED ON NATIONAL GEODETIC VERTICAL DATUM OF 1929 PER ORDINANCE NO. 150,763 OF THE CITY OF LOS ANGELES AS OBTAINED FROM CITY OF LOS ANGELES BENCHMARK NO. 12-06750, DESCRIBED AS A CUT SPIKE IN SOUTH CURB OF 5TH STREET, 21.6 FEET WEST OF OLIVE STREET, AT THE WEST END OF A CATCH BASIN, ELEVATION - 273.999 FEET (1970 ADJUSTMENT), SAID PORTIONS DESCRIBED AS A WHOLE AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF A LINE PARALLEL WITH AND DISTANT NORTHEASTERLY
20.00 FEET, MEASURED AT RIGHT ANGLES, FROM THE TANGENT PORTION OF THE NORTHEASTERLY LINE OF SAID LOT 2 OF TRACT NO. 30780, WITH A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 178.54 FEET, MEASURED AT RIGHT ANGLES, FROM THE NORTHEASTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF LOT 3 OF SAID TRACT NO. 30780, SAID NORTHWESTERLY LINE SHOWN THEREON AS HAVING A BEARING OF NORTH 37 DEGREES 50 MINUTES 12 SECONDS EAST (NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST FOR THE PURPOSE OF THIS DESCRIPTION); THENCE ALONG LAST SAID PARALLEL LINE SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 80.00 FEET; THENCE SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 15.00 FEET; THENCE NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 33.00 FEET; THENCE SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 6.00 FEET; THENCE NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 47.03 FEET TO SAID LINE MENTIONED HEREINBEFORE AS BEING PARALLEL WITH AND DISTANT NORTHEASTERLY 20.00 FEET FROM THE NORTHEASTERLY LINE OF LOT 2, THENCE ALONG SAID PARALLEL LINE NORTH 52 DEGREES 13 MINUTES 52 SECONDS WEST 21.00 FEET TO THE POINT OF BEGINNING.

PARCEL 4E:

NORTHEAST STAIRWAY EASEMENT

A NON-EXCLUSIVE TEMPORARY STAIRWAY EASEMENT TO PROVIDE PEDESTRIAN INGRESS AND EGRESS FROM THE 385-FOOT PLAZA LEVEL OF THE PHASE 1A IMPROVEMENTS AND AN EXIT ROUTE FROM THE 370-FOOT PLAZA LEVEL OF THE PHASE 1A IMPROVEMENTS, WITHIN THAT PORTION OF LOT 2 OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND A PORTION OF GENERAL THADDEUS KOSCIUSZKO WAY AS VACATED PER CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 82-01653 RECORDED SEPTEMBER 16, 1982 AS DOCUMENT NO. 82-943159 IN OFFICIAL RECORDS OF SAID COUNTY AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 6 AND 7 OF 7 IN VOLUME 23, PAGE 68, SAID PORTIONS LYING ABOVE AN ELEVATION OF 335.00 FEET, SAID ELEVATION IS BASED ON NATIONAL GEODETIC VERTICAL DATUM OF 1929 PER ORDINANCE NO. 150,763 OF THE CITY OF LOS ANGELES AS OBTAINED FROM CITY OF LOS ANGELES BENCHMARK NO. 12-06750, DESCRIBED AS A CUTSPIKE IN SOUTH CURB OF 5TH STREET, 21.6 FEET WEST OF OLIVE STREET, AT THE WEST END OF A CATCH BASIN, ELEVATION - 273.999 FEET (1970 ADJUSTMENT), SAID PORTIONS DESCRIBED AS A WHOLE AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF A LINE PARALLEL WITH AND DISTANT NORTHEASTERLY
20.00 FEET, MEASURED AT RIGHT ANGLES, FROM THE TANGENT PORTION OF THE NORTHEASTERLY LINE OF SAID LOT 2 OF TRACT NO. 30780, WITH A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 178.54 FEET, MEASURED AT RIGHT ANGLES, FROM THE NORTHEASTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF LOT 3 OF SAID TRACT NO. 30780, SAID NORTHWESTERLY LINE SHOWN THEREON AS HAVING A BEARING OF NORTH 37 DEGREES 50 MINUTES 12 SECONDS EAST (NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST FOR THE PURPOSE OF THIS DESCRIPTION); THENCE ALONG LAST SAID PARALLEL LINE SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 80.00 FEET; THENCE SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 15.00 FEET; THENCE NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 33.00 FEET; THENCE SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 6.00 FEET; THENCE NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 47.03 FEET

TO SAID LINE MENTIONED HEREINBEFORE AS BEING PARALLEL WITH AND DISTANT NORTHEASTERLY 20.00 FEET FROM THE NORTHEASTERLY LINE OF LOT 2, THENCE ALONG SAID PARALLEL LINE NORTH 52 DEGREES 13 MINUTES 52 SECONDS WEST 21.00 FEET TO THE POINT OF BEGINNING.

PARCEL 4F:

FOOTING EASEMENT

AN EASEMENT FOR FOOTINGS FOR PHASE LA IMPROVEMENTS WITHIN THOSE PORTIONS OF LOTS 2 AND 3 OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, AN EASEMENT FOR FOOTINGS FOR PHASE 1A IMPROVEMENTS WITHIN COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND PORTIONS OF GENERAL THADDEUS KOSCIUSZKO WAY AND 3RD PLACE AS SHOWN AND DEDICATED ON THE MAP OF SAID TRACT NO. 30780, SAID PORTIONS VACATED PER CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 82-01653 RECORDED SEPTEMBER 16, 1982 AS DOCUMENT NO. 82-943159 IN OFFICIAL RECORDS OF SAID COUNTY AND AS DELINEATED OF STREET VACATION MAPS ON SHEETS 3, 6 AND 7 OF 7 IN VOLUME 23, PAGE 68, AND PORTIONS OF 3RD STREET AS SHOWN ON THE MAP OF THE BEAUDRY TRACT RECORDED IN BOOK 1 PAGE 402 OF MISCELLANEOUS RECORDS OF SAID COUNTY SAID PORTIONS LYING BETWEEN UPPER AND LOWER ELEVATION LIMITS AS HEREINAFTER DESCRIBED, SAID ELEVATIONS ARE BASED ON NATIONAL GEODETIC VERTICAL DATUM OF 1929 PER ORDINANCE NO. 150,763 OF THE CITY OF LOS ANGELES AS OBTAINED FROM CITY OF LOS ANGELES BENCHMARK NO. 12-06750, DESCRIBED AS A CUT SPIKE IN SOUTH CURB OF 5TH STREET, 21.6 FEET WEST OF OLIVE STREET, AT THE WEST END OF A CATCH BASIN, ELEVATION - 273.999 FEET (1970 ADJUSTMENT), SAID PORTIONS DESCRIBED AS FOLLOWS:

PARCEL 4FA:

BEGINNING AT THE INTERSECTION OF A LINE PARALLEL WITH AND DISTANT SOUTHWESTERLY
18.70 FEET, MEASURED AT RIGHT ANGLES, FROM THE TANGENT PORTION OF THE NORTHWESTERLY PROLONGATION OF THE SOUTHWESTERLY LINE OF SAID LOT 3 OF TRACT NO. 30780, WITH THE SOUTHWESTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF SAID LOT 3 OF TRACT NO. 30780, SAID NORTHEASTERLY LINE SHOWN THEREON AS HAVING A BEARING OF NORTH 37 DEGREES 50 MINUTES 12 SECONDS EAST (NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST FOR THE PURPOSE OF THIS DESCRIPTION); THENCE ALONG SAID PARALLEL LINE SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 176.00 FEET TO A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 176.00 FEET MEASURED AT RIGHT ANGLES FROM SAID NORTHWESTERLY LINE OF LOT 3 AND ITS SOUTHWESTERLY PROLONGATION SHOWN HEREINABOVE AS HAVING A BEARING OF SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST; THENCE ALONG LAST SAID PARALLEL LINE NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 162.29 FEET; THENCE AT RIGHT ANGLES SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 2.54 FEET TO A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 178.54 FEET MEASURED AT RIGHT ANGLES FROM SAID NORTHWESTERLY LINE OF LOT 3 SHOWN HEREINABOVE AS HAVING A BEARING OF SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST; THENCE ALONG LAST SAID PARALLEL LINE NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 133.01 FEET TO A POINT ON THE SOUTHWESTERLY LINE OF 3RD STREET TUNNEL EASEMENT, 60 FEET WIDE, AS SHOWN ON SAID TRACT NO. 30780, SAID POINT HEREINAFTER REFERRED TO AS POINT "A"; THENCE ALONG SAID SOUTHWESTERLY LINE SOUTH 52 DEGREES 18 MINUTES 43 SECONDS EAST 5.00 FEET; THENCE SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 138.02 FEET; THENCE NORTH 52 DEGREES 09 MINUTES 39 SECONDS WEST 2.54 FEET; THENCE SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 162.29 FEET TO A LINE PARALLEL WITH AND DISTANT SOUTHWESTERLY 23.70 FEET, MEASURED AT RIGHT ANGLES, FROM SAID SOUTHWESTERLY LINE OF LOT 3; THENCE ALONG SAID PARALLEL LINE NORTH 52 DEGREES 09 MINUTES 39 SECONDS WEST 181.00 FEET TO SAID SOUTHWESTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF LOT 3; THENCE NORTHEASTERLY ALONG SAID SOUTHWESTERLY PROLONGATION NORTH 37 DEGREES 50

MINUTES 21 SECONDS EAST 5.00 FEET TO THE POINT OF BEGINNING.

SAID PARCEL "A" LYING ABOVE AN ELEVATION OF 290.00 FEET AND LYING BELOW AN ELEVATION OF 320.00 FEET.

PARCEL 4FB:

BEGINNING AT HEREINBEFORE MENTIONED POINT "A"; THENCE ALONG THE NORTHEASTERLY PROLONGATION OF THAT CERTAIN COURSE HEREINABOVE DESCRIBED IN PARCEL "A" AS HAVING A BEARING AND DISTANCE OF "NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST
133.01 FEET", NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 60.00 FEET TO A POINT ON THE NORTHEASTERLY LINE OF SAID 3RD STREET TUNNEL EASEMENT, SAID POINT HEREINAFTER REFERRED TO AS POINT "B"; THENCE ALONG SAID NORTHEASTERLY LINE SOUTH 52 DEGREES 18 MINUTES 43 SECONDS EAST 5.00 FEET; THENCE SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 60.00 FEET TO HEREINBEFORE MENTIONED SOUTHWESTERLY LINE OF 3RD STREET TUNNEL EASEMENT; THENCE ALONG SAID SOUTHWESTERLY LINE NORTH 52 DEGREES 18 MINUTES 43 SECONDS WEST 5.00 FEET TO THE POINT OF BEGINNING.

SAID PARCEL "B" LYING ABOVE AN ELEVATION OF 290.00 FEET AND LYING BELOW AN ELEVATION OF 301.00 FEET.

PARCEL 4FC:

BEGINNING AT HEREINBEFORE MENTIONED POINT "B"; THENCE ALONG THE NORTHEASTERLY PROLONGATION OF THAT CERTAIN COURSE HEREINABOVE DESCRIBED IN PARCEL "A" AS HAVING A BEARING AND DISTANCE OF "NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST
133.01 FEET", NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 341.24 FEET TO A LINE PARALLEL TO AND DISTANT SOUTHWESTERLY 3.00 FEET, MEASURED AT RIGHT ANGLES, FROM THE SOUTHWESTERLY LINE OF GENERAL THADDEUS KOSCIUSZKO WAY, 60 FEET WIDE, AS SHOWN ON SAID STREET VACATION MAPS ON SHEETS 6 AND 7 OF 7 IN VOLUME 23, PAGE 68; THENCE ALONG SAID PARALLEL LINE NORTH 52 DEGREES 13 MINUTES 52 SECONDS WEST
169.58 FEET TO A POINT IN A CURVE CONCAVE TO THE SOUTH HAVING A RADIUS OF 20.00 FEET TO WHICH A RADIAL LINE BEARS NORTH 5 DEGREES 58 MINUTES 50 SECONDS EAST, SAID CURVE BEING A COURSE IN SAID SOUTHWESTERLY LINE OF GENERAL THADDEUS KOSCIUSZKO WAY; THENCE EASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 31 DEGREES 47 MINUTES 18 SECONDS, AN ARC DISTANCE OF 11.10 FEET; THENCE CONTINUING ALONG SAID SOUTHWESTERLY LINE OF GENERAL THADDEUS KOSCIUSZKO WAY AND TANGENT TO SAID CURVE SOUTH 52 DEGREES 13 MINUTES 52 SECONDS EAST 161.05 FEET; THENCE SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 188.00 FEET; THENCE SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 3.00 FEET; THENCE SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 156.23 FEET TO HEREINBEFORE MENTIONED NORTHEASTERLY LINE OF 3RD STREET TUNNEL EASEMENT; THENCE ALONG SAID NORTHEASTERLY LINE NORTH 52 DEGREES 18 MINUTES 43 SECONDS WEST 5.00 FEET TO THE POINT OF BEGINNING.

SAID PARCEL "C" LYING ABOVE AN ELEVATION OF 290.00 FEET AND LYING BELOW AN ELEVATION OF 320.00 FEET.

PARCEL 4G:

NORTH DRIVEWAY EASEMENT

A NON-EXCLUSIVE DRIVEWAY EASEMENT FOR VEHICULAR INGRESS AND EGRESS WITHIN THAT PORTION OF GENERAL THADDEUS KOSCIUSZKO WAY, AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN

THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SAID PORTION VACATED PER CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 82-01653, RECORDED SEPTEMBER 16, 1982 AS INSTRUMENT NO. 82-943159 IN OFFICIAL RECORDS OF SAID COUNTY, AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 6 AND 7 OF 7 IN VOLUME 23, PAGE 68, SAID PORTION DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE SOUTHWESTERLY LINE OF SAID GENERAL THADDEUS KOSCIUSZKO WAY, 60 FEET WIDE, AS SHOWN ON SAID STREET VACATION MAPS, WITH A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 178.54 FEET, MEASURED AT RIGHT ANGLES, FROM THE NORTHEASTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF LOT 3 OF SAID TRACT NO. 30780, SAID NORTHWESTERLY LINE SHOWN THEREON AS HAVING A BEARING OF NORTH 37 DEGREES 50 MINUTES 12 SECONDS EAST (NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST FOR THE PURPOSE OF THIS DESCRIPTION); THENCE ALONG SAID PARALLEL LINK SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 3.00 FEET TO A LINE PARALLEL
TO AND DISTANT SOUTHWESTERLY 3.00 FEET, MEASURED AT RIGHT ANGLES, FROM SAID SOUTHWESTERLY LINE OF GENERAL THADDEUS KOSCIUSZKO WAY; THENCE ALONG LAST SAID PARALLEL LINE NORTH 52 DEGREES 13 MINUTES 52 SECONDS WEST 46.50 FEET; THENCE LEAVING SAID PARALLEL LINE NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 3.00 FEET TO SAID SOUTHWESTERLY LINE OF GENERAL THADDEUS KOSCIUSZKO WAY; THENCE ALONG SAID SOUTHWESTERLY LINE SOUTH 52 DEGREES 13 MINUTES 52 SECONDS EAST 46.50 FEET TO THE POINT OF BEGINNING.

PARCEL 4H:

EAST WALKWAY EASEMENT

A NON-EXCLUSIVE EASEMENT (1) TO ERECT, MAINTAIN AND USE A PLAZA AND GUARDRAILS,
(2) TO ERECT, MAINTAIN AND USE WALKWAYS FOR PEDESTRIAN INGRESS AND EGRESS, (3) FOR THE PURPOSE OF MEETING THE REQUIREMENTS OF ALL CODES APPLICABLE TO THE IMPROVEMENTS LOCATED ON PHASE 1A, (4) FOR FOOTINGS, PILES AND SUPPORT FOR CONSTRUCTION PURPOSES, AND (5) FOR ANY PURPOSES RELATED TO THE ABOVE. SUCH EASEMENT SHALL BE LOCATED ON THOSE PORTIONS OF LOTS 2 AND 3 OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND PORTIONS OF GENERAL THADDEUS KOSCIUSZKO WAY AND 3RD PLACE AS SHOWN AND DEDICATED ON THE MAP OF SAID TRACT NO. 30780, SAID PORTIONS VACATED PER CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 82- 01653 RECORDED SEPTEMBER 16, 1982 AS DOCUMENT NO. 82-943159 IN OFFICIAL RECORDS OF SAID COUNTY AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 3, 6, AND 7 OF 7 IN VOLUME 23 PAGE 68, SAID PORTIONS DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF A LINE PARALLEL WITH AND DISTANT SOUTHWESTERLY
18.70 FEET, MEASURED AT RIGHT ANGLES, FROM THE NORTHWESTERLY PROLONGATION OF THE SOUTHWESTERLY LINE OF SAID LOT 3 OF TRACT NO. 30780, WITH THE SOUTHWESTERLY PROLONGATION OF THE NORTHWESTERLY LINE OF SAID LOT 3 OF TRACT NO. 30780, SAID NORTHWESTERLY LINE SHOWN THEREON AS HAVING A BEARING OF NORTH 37 DEGREES 50 MINUTES 12 SECONDS EAST (NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST FOR THE PURPOSE OF THIS DESCRIPTION); THENCE ALONG SAID PARALLEL LINE SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 176.00 FEET TO A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 176.00 FEET, MEASURED AT RIGHT ANGLES, FROM SAID NORTHWESTERLY LINE OF LOT 3 AND ITS SOUTHWESTERLY PROLONGATION, SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE ALONG LAST SAID PARALLEL LINK NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 162.29 FEET; THENCE AT RIGHT ANGLES SOUTH 52 DEGREES 09 MINUTES 39 SECONDS EAST 2.54 FEET TO A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 178.54 FEET, MEASURED AT RIGHT ANGLES, FROM SAID NORTHWESTERLY LINE OF LOT 3 AND ITS NORTHEASTERLY PROLONGATION; THENCE ALONG LAST

SAID PARALLEL LINE NORTH 37 DEGREES 50 MINUTES 21 SECONDS EAST 534.25 FEET TO A LINE PARALLEL WITH AND DISTANT SOUTHWESTERLY 3.00 FEET, MEASURED AT RIGHT ANGLES, FROM THE SOUTHWESTERLY LINE OF GENERAL THADDEUS KOSCIUSZKO WAY, 60 FEET WIDE, AS SHOWN ON SAID STREET VACATION MAPS ON SHEETS 6 AND 7 OF 7 IN VOLUME 23, PAGE 68; THENCE ALONG SAID PARALLEL LINE SOUTH 52 DEGREES 13 MINUTES 52 SECONDS EAST 2.00 FEET TO A LINE PARALLEL WITH AND DISTANT SOUTHEASTERLY 180.54 FEET, MEASURED AT RIGHT ANGLES FROM SAID NORTHWESTERLY LINE OF LOT 3 AND ITS NORTHEASTERLY PROLONGATION THEREOF; THENCE ALONG LAST SAID PARALLEL LINE SOUTH 37 DEGREES 50 MINUTES 21 SECONDS WEST 696.54 FEET TO A LINE PARALLEL WITH AND DISTANT SOUTHWESTERLY 18.70 FEET, MEASURED AT RIGHT ANGLES FROM THE SOUTHWESTERLY LINE OF SAID LOT 3 AND ITS SOUTHEASTERLY PROLONGATION THEREOF; THENCE ALONG LAST SAID PARALLEL LINE NORTH 52 DEGREES 09 MINUTES 39 SECONDS WEST
4.54 FEET TO THE TRUE POINT OF BEGINNING.

ALSO EXCEPT THEREFROM ALL OF THE ABOVE DESCRIBED LAND, ALL OIL, GAS AND OTHER MINERAL SUBSTANCES, TOGETHER WITH THE RIGHT TO EXTRACT SUCH SUBSTANCES, PROVIDED THAT THE SURFACE OPENING OF A WELL, HOLE, SHAFT OR OTHER MEANS OF REACHING OR MOVING SUCH SUBSTANCES SHALL NOT BE LOCATED WITHIN THE BUNKER HILL URBAN RENEWAL PROJECT AREAS, AS RECORDED AUGUST 7, 1959 AS INSTRUMENT NO. 2893, IN BOOK M-335 PAGE 106, OFFICIAL RECORDS, AND SHALL NOT PENETRATE ANY PART OR PORTION OF SAID PROJECT AREA WITHIN 500 FEET OF THE SURFACE THEREOF, AS RESERVED IN VARIOUS DEEDS OF RECORD, AMONG THEM BEING THE DEED RECORDED MAY 20, 1966 AS INSTRUMENT NO. 3924 IN BOOK D-3311 PAGE 794, OFFICIAL RECORDS.

                                     PART B

PARCEL 1:

THAT PORTION OF GRAND AVENUE, 110 FEET WIDE, AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 28761, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 926 PAGES 5 THROUGH 8 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY (AS HEREINAFTER DEFINED) DESCRIBED AS FOLLOWS:

BEGINNING AT THE MOST NORTHERLY CORNER OF LOT 2 OF SAID TRACT 28761; THENCE ALONG THE NORTHWEST LINE OF LOT 2 AND ITS SOUTHWESTERLY PROLONGATION SOUTH 37 DEGREES 45 MINUTES 33 SECONDS WEST 266.94 FEET TO THE SOUTHWEST LINE OF SAID TRACT; THENCE ALONG SAID SOUTHWEST LINE NORTH 52 DEGREES 14 MINUTES 27 SECONDS WEST 15.00 FEET TO THE MOST WESTERLY CORNER OF SAID TRACT; THENCE ALONG THE BOUNDARY OF SAID TRACT AS FOLLOWS: NORTH 37 DEGREES 45 MINUTES 33 SECONDS EAST
236.95 FEET AND SOUTH 52 DEGREES 11 MINUTES 43 SECONDS EAST 8.00 FEET AND NORTH 37 DEGREES 45 MINUTES 33 SECONDS EAST 30.00 FEET TO THE NORTHWEST PROLONGATION OF THE NORTHEAST LINE OF SAID LOT 2; THENCE ALONG SAID PROLONGATION SOUTH 52 DEGREES 11 MINUTES 43 SECONDS EAST 7.00 FEET TO THE POINT OF BEGINNING.

EXCEPT THEREFROM ANY PORTION WITHIN THE LINKS OF GENERAL THADDEUS KOSCIUSZKO WAY AS SHOWN ON SAID MAP AND AS SHOWN ON THE ALTA SURVEY (AS HEREINAFTER DEFINED).

ALSO EXCEPT THEREFROM THAT PORTION OF SECOND STREET, BELOW THE SURFACE OF SAID LAND, WITHIN THE UNVACATED PORTION THEREOF AS SET OUT IN DOCUMENT RECORDED JUNE 4, 1979 AS INSTRUMENT NO. 79-602882 OF OFFICIAL RECORDS OF SAID COUNTY AS SHOWN ON SHEET 3 OF SURVEY ENTITLED "SURVEY FOR BUNKER HILL ASSOCIATES" DATED MARCH 17, 1983, MADE BY PSOMAS & ASSOCIATES, SANTA MONICA, CALIFORNIA (SAID SURVEY BEING HEREINAFTER CALLED "ALTA SURVEY").

PARCEL 2:

THAT PORTION OF GRAND AVENUE, FORMERLY CHARITY STREET, 80 FEET WIDE, AS SHOWN ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1, PAGES 401 AND 402 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY, BOUNDED ON THE NORTHWEST BY THE CENTER LINE OF SAID 80 FEET AVENUE AND BOUNDED ON THE SOUTHWEST BY THE SOUTHWEST LINE AND ITS NORTHWESTERLY PROLONGATION OF TRACT NO. 28761, AS PER MAP RECORDED IN BOOK 926 PAGES 5 THROUGH 8 INCLUSIVE Of MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, BOUNDED ON THE SOUTHEAST BY THE SOUTHEASTERLY LINE OF SAID GRAND AVENUE AND ITS NORTHEASTERLY AND SOUTHWESTERLY PROLONGATIONS THEREOF AND BOUNDED ON THE NORTHEAST BY THE CENTER LINE OF SECOND STREET, 60 FEET WIDE, AS SHOWN ON SAID MAP.

PARCEL 3:

THAT PORTION OF THE NORTHWEST HALF OF OLIVE STREET, 80 FEET WIDE AS SHOWN ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGES 401 AND 402 OF MISCELLANEOUS RECORDS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY AND AS SHOWN ON THE ALTA SURVEY, BOUNDED SOUTHEASTERLY BY THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTION OF THE SOUTHWEST LINE OF LOT 5 OF TRACT NO. 30781, AS PER MAP RECORDED IN BOOK 897 PAGES 8 THROUGH 12 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY AND BOUNDED NORTHEASTERLY BY A LINE PARALLEL WITH AND DISTANT NORTHEASTERLY 420 FEET, MEASURED AT RIGHT ANGLES, FROM THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTION OF THE SOUTHWEST LINE OF LOT 5 OF SAID TRACT NO. 30781 AND BOUNDED NORTHWESTERLY BY THE NORTHWESTERLY LINE AND ITS NORTHEASTERLY AND SOUTHWESTERLY PROLONGATIONS OF SAID OLIVE STREET AND BOUNDED SOUTHEASTERLY BY THE CENTER LINE OF SAID OLIVE STREET AS SAID CENTER LINE IS SHOWN ON THE MAP OF SAID TRACT NO. 30781.

EXCEPT THEREFROM THAT PORTION OF SAID LAND BELOW A PLANE WHICH LIES 17 FEET ABOVE THE STREET LEVEL OF OLIVE STREET, AS RETAINED AND UNVACATED AS SAID PORTION IS SET OUT IN CITY OF LOS ANGELES ORDINANCE NO. 150,763 AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 4 AND 5 OF 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON SHEETS 5 AND 6 OF THE ALTA SURVEY.

PARCEL 3-A:

THAT PORTION OF THE NORTHWEST HALF OF OLIVE STREET, 80 FEET WIDE, AS SHOWN ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGES 401 AND 402 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY, AND AS SHOWN ON THE ALTA SURVEY, BOUNDED SOUTHWESTERLY BY THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTION OF THE SOUTHWEST LINE OF LOT 5 OF TRACT 30781, AS PER MAP RECORDED IN BOOK 897 PAGES 8 THROUGH 12, INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY AND BOUNDED NORTHEASTERLY BY A LINE PARALLEL WITH AND DISTANT NORTHEASTERLY 420 FEET, MEASURED AT RIGHT ANGLES, FROM THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTION OF THE SOUTHWEST LINE OF LOT 5 OF SAID TRACT NO. 30781 AND BOUNDED NORTHWESTERLY BY THE NORTHWESTERLY LINE AND ITS NORTHEASTERLY AND SOUTHWESTERLY PROLONGATIONS OF SAID OLIVE STREET AND BOUNDED SOUTHEASTERLY BY THE CENTER LINE OF SAID OLIVE STREET AS SAID CENTER LINE IS SHOWN ON THE MAP OF SAID TRACT NO. 30781.

EXCEPT THEREFROM THAT PORTION OF SAID LAND ABOVE AND BELOW THE SURFACE OF SAID LAND WITHIN THE LINES OF OLIVE STREET, AS VACATED, AS SAID PORTIONS ARE SET OUT IN THE

CITY OF LOS ANGELES ORDINANCE NO. 150,763 AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 4 AND 5 OF 7 IN VOLUME 23, PAGE 68 AS SHOWN ON SHEETS 5 AND 6 OF THE ALTA SURVEY.

PARCEL 3-B:

THAT PORTION OF THE NORTHWEST HALF OF OLIVE STREET, 8O FEET WIDE, AS SHOWN ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGES 401 AND 402 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY BOUNDED SOUTHWESTERLY BY THE CENTER LINE OF 4TH STREET AS SHOWN ON SAID MAP, AND AS SHOWN ON THE ALTA SURVEY, AND BOUNDED NORTHEASTERLY BY THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTIONS OF THE SOUTHWEST LINE OF LOT 5 OF TRACT NO. 30781 AS PER MAP RECORDED IN BOOK 897, PAGES 8 THROUGH 12 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY AND BOUNDED NORTHWESTERLY BY THE NORTHWESTERLY LINE AND ITS SOUTHWESTERLY PROLONGATION OF SAID OLIVE STREET AND BOUNDED SOUTHEASTERLY BY THE CENTER LINE OF SAID OLIVE STREET AS SAID CENTER LINE IS SHOWN ON THE MAP OF SAID TRACT NO. 30781.

EXCEPT THEREFROM ANY PORTION WITHIN THE LIMITS OF 4TH STREET AS SHOWN ON SAID BEAUDRY TRACT AND ON SHEET 1 OF THE ALTA SURVEY.

PARCEL 4:

THAT PORTION OF THE NORTHWESTERLY 5 FEET OF OLIVE STREET, 90 FEET WIDE AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 28761, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 926 PAGES 5 THROUGH 8 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY, LYING SOUTHWESTERLY OF THE SOUTHEASTERLY PROLONGATION OF THE NORTHEAST LINE OF LOT 2 OF SAID TRACT 28761.

PARCEL 5:

THAT PORTION OF THE NORTHWESTERLY 5 FEET OF OLIVE STREET 90 FEET WIDE, AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY, BOUNDED NORTHEASTERLY BY A LINE PARALLEL WITH AND DISTANT NORTHEASTERLY 420 FEET, MEASURED AT RIGHT ANGLES, FROM THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTIONS OF THE SOUTHWEST LINE OF LOT 5 OF TRACT NO. 30781 AS PER MAP RECORDED IN BOOK 897 PAGES 8 THROUGH 12 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY AND BOUNDED SOUTHWESTERLY BY THE NORTHEASTERLY LINE OF THAT CERTAIN FUTURE STREET SHOWN ON SAID MAP AS HAVING A BEARING AND DISTANCE OF NORTH 52 DEGREES 21 MINUTES 41 SECONDS WEST 5.00 FEET.

EXCEPT THEREFROM THAT PORTION OF SAID LAND AS RETAINED AND UNVACATED AS SAID PORTION IS SET OUT IN THE CITY OF LOS ANGELES ORDINANCE NO. 150,763 AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 4 AND 5 AND 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON SHEETS 5 AND 6 OF THE ALTA SURVEY.

PARCEL 5-A:

THAT PORTION OF THE NORTHWESTERLY 5 FEET OF OLIVE STREET 90 FEET WIDE, AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 THROUGH 45

INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY, BOUNDED NORTHEASTERLY BY A LINE PARALLEL WITH AND DISTANT NORTHEASTERLY 420 FEET, MEASURED AT RIGHT ANGLES, FROM THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTIONS OF THE SOUTHWEST LINE OF LOT 5 OF TRACT NO. 30781 AS PER MAP RECORDED IN BOOK 897 PAGES 8 THROUGH 12 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY AND BOUNDED SOUTHWESTERLY BY THE NORTHEASTERLY LINE OF THAT CERTAIN FUTURE STREET SHOWN ON SAID MAP AS HAVING BEARING AND DISTANCE OF NORTH 52 DEGREES 21 MINUTES 41 SECONDS WEST 5.00 FEET.

EXCEPT THEREFROM THAT PORTION OF SAID LAND AS VACATED AS SAID PORTIONS ARE SET OUT IN THE CITY OF LOS ANGELES ORDINANCE NO. 150,763 AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 4 AND 5 OF 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON SHEETS 5 AND 6 OF THE ALTA SURVEY.

PARCEL 6:

THAT PORTION OF THE NORTHWEST HALF OF OLIVE STREET, 80 FEET WIDE, AS SHOWN ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGES 401 AND 402 OF MISCELLANEOUS RECORDS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY, BOUNDED SOUTHEASTERLY BY THE CENTER OF SAID OLIVE STREET AND BOUNDED SOUTHWESTERLY BY THE SOUTHEASTERLY PROLONGATION OF THE SOUTHWEST LINK OF TRACT NO. 28761, AS PER MAP RECORDED IN BOOK 926 PAGES 5 THROUGH 8 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY AND BOUNDED NORTHWESTERLY BY THE NORTHWESTERLY LINE OF SAID OLIVE STREET AND ITS NORTHEASTERLY AND SOUTHWESTERLY PROLONGATION AND BOUNDED NORTHEASTERLY BY THE CENTER LINE OF 2ND STREET AS SHOWN ON THE MAP OF SAID TRACT 28761.

EXCEPT THEREFROM ANY PORTION WITHIN THE LINES OF SECOND STREET AS SHOWN ON THE ALTA SURVEY.

PARCEL 7:

THAT PORTION OF THE NORTHEAST HALF OF 4TH STREET, AS SHOWN ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGES 401 AND 402 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY AND AS SHOWN ON THE ALTA SURVEY, BOUNDED SOUTHEASTERLY BY THE CENTER LINE OF OLIVE STREET AS SHOWN ON SAID MAP AND BOUNDED NORTHWESTERLY BY THE SOUTHWESTERLY PROLONGATION OF THAT CERTAIN COURSE IN THE SOUTHWEST LINE OF LOT 4 OF TRACT NO. 30780 AS PER MAP RECORDED IN BOOK 912 PAGES 39 THROUGH 45, INCLUSIVE OF MAPS OF SAID COUNTY, SAID CERTAIN COURSE SHOWN ON SAID MAP AS HAVING A BEARING AND DISTANCE OF NORTH 37 DEGREES 49 MINUTES 24 SECONDS EAST, 18.14 FEET AND BOUNDED ON THE NORTHEAST BY THE NORTHEAST LINE OF SAID 4TH STREET AND ITS SOUTHEASTERLY PROLONGATION AND BOUNDED ON THE SOUTHWEST BY THE CENTER LINE OF 4TH STREET AS SHOWN ON SAID TRACT NO. 30780.

PARCEL 8:

THAT PORTION OF SECOND STREET, 60 FEET WIDE, AS SHOWN ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGES 401 AND 402 OF MISCELLANEOUS RECORDS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY, BOUNDED ON THE NORTHEAST BY THE CENTER LINE OF SAID SECOND STREET AND BOUNDED ON THE SOUTHEAST BY THE NORTHWESTERLY LINE OF THE SOUTHEASTERLY 7 FEET OF GRAND AVENUE AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 28761 AS PER MAP RECORDED IN BOOK 726 PAGES 5

THROUGH 8 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY AND BOUNDED ON THE SOUTHWEST BY THE SOUTHWEST LINE OF SAID SECOND STREET, AND BOUNDED ON THE NORTHWEST BY THE NORTHEASTERLY PROLONGATION OF THE NORTHWEST LINE OF LOT 19 IN BLOCK 2 OF SAID BEAUDRY TRACT.

PARCEL 9:

THAT PORTION OF SECOND STREET, 60 FEET WIDE, AS SHOWN ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGES 401 AND 402 OF MISCELLANEOUS RECORDS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY, BOUNDED ON THE NORTHEAST BY THE CENTER LINK OF SAID SECOND STREET AND BOUNDED ON THE SOUTHEAST BY THE CENTER LINE OF OLIVES STREET AS SHOWN ON SAID MAP AND BOUNDED ON THE SOUTHWEST BY THE SOUTHEASTERLY PROLONGATION OF THE NORTHEAST LINE OF LOT 9 OF BLOCK 2 OF SAID BEAUDRY TRACT AND BOUNDED ON THE NORTHWEST BY THE NORTHEAST PROLONGATION OF THE SOUTHEAST LINE OF SAID LOT 9.

PARCEL 10:

ALL OF GENERAL THADDEUS KOSCIUSZKO WAY AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912, PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY AND AS SHOWN ON THE ALTA SURVEY.

EXCEPT THEREFROM THAT PORTION OF SAID LAND ABOVE AND BELOW THE SURFACE OF SAID LAND WITHIN THE LINES OF GENERAL THADDEUS KOSCIUSZKO WAY AS RETAINED AND UNVACATED AS SAID PORTIONS ARE SET OUT IN THE CITY OF LOS ANGELES ORDINANCE NO. 150,763 AND AS DELINEATED ON STREET VACATION MAPS, ON SHEETS 6 OF 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON SHEETS 6 AND 7 OF THE ALTA SURVEY.

PARCEL 10-A:

ALL OF GENERAL KOSCIUSZKO WAY AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY AND AS SHOWN ON THE ALTA SURVEY.

EXCEPT THEREFROM THAT PORTION OF SAID LAND ABOVE AND BELOW THE SURFACE OF SAID LAND WITHIN THE LINKS OF GENERAL THADDEUS KOSCIUSZKO WAY AS VACATED, AS SAID PORTIONS ARE SET OUT IN CITY OF LOS ANGELES ORDINANCE NO. 150,763 AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 6 AND 7 OF 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON SHEETS 6 AND 7 OF THE ALTA SURVEY.

PARCEL 11:

ALL OF GENERAL THADDEUS KOSCIUSZKO WAY AS SHOWN AND DEDICATED ON THE MAP OF TRACT 28761, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 926 PAGES 5 THROUGH 8 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY AND AS SHOWN ON THE ALTA SURVEY.

EXCEPT THEREFROM THAT PORTION OF SAID LAND ABOVE AND BELOW THE SURFACE OF SAID LAND WITHIN THE LINES OF GENERAL THADDEUS KOSCIUSZKO WAY AS RETAINED AND UNVACATED AS SAID PORTIONS ARE SET OUT IN CITY OF LOS ANGELES ORDINANCE NO. 150,763 AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 6 AND 7 OF 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON

SHEETS 6 AND 7 OF THE ALTA SURVEY.

PARCEL 11-A:

ALL OF GENERAL THADDEUS KOSCIUSZKO WAY AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 28761, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 926 PAGES 5 THROUGH 8 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY AND AS SHOWN ON THE ALTA SURVEY.

EXCEPT THEREFROM THAT PORTION OF SAID LAND ABOVE AND BELOW THE SURFACE OF SAID LAND WITHIN THE LINES OF GENERAL THADDEUS KOSCIUSZKO WAY AS VACATED, AS SAID PORTIONS ARE SET OUT IN CITY OF LOS ANGELES ORDINANCE NO. 150,763 AND AS DELINEATED ON STREET VACATION MAPS, ON SHEETS 6 AND 7 OF 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON SHEETS 6 AND 7 OF THE ALTA SURVEY.

PARCEL 12:

ALL OF 3RD PLACE AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER AND AS SHOWN ON THE ALTA SURVEY, A PORTION OF SAID 3RD PLACE IS NOW A PART OF TRACT NO. 30804, IN SAID CITY, AS PER MAP RECORDED IN BOOK 1070, PAGES 31 THROUGH 38, INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 13:

LOT 5 OF TRACT NO. 30781, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 897, PAGES 8 THROUGH 12 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY AND AS SHOWN ON THE ALTA SURVEY.

PARCEL 13-A:

THAT PORTION OF THE SOUTHEASTERLY 5 FEET OF OLIVE STREET, 85 FEET WIDE, AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 30781, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 897 PAGES 8 THROUGH 12 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY, BOUNDED ON THE NORTHEAST BY THE NORTHWESTERLY PROLONGATION OF THE MOST NORTHEAST NORTHEASTERLY LINE OF LOT 5 OF TRACT NO. 30781 AS PER MAP RECORDED IN BOOK 897 PAGES 8 THROUGH 12 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY AND BOUNDED ON THE SOUTHWEST BY THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTIONS OF THE SOUTHWESTERLY LINE OF SAID LOT 5.

EXCEPT THEREFROM THAT PORTION OF SAID LAND AS RETAINED AND UNVACATED AS SAID PORTION IS SET OUT IN THE CITY OF LOS ANGELES ORDINANCE NO. 150,763 AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 4 AND 5 OF 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON SHEETS 5 AND 6 OF THE ALTA SURVEY.

PARCEL 13-B:

THAT PORTION OF THE SOUTHEASTERLY 5 FEET OF OLIVE STREET, 85 FEET WIDE, AS SHOWN AND DEDICATED ON THE MAP OF TRACT NO. 30781, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 897 PAGES 8 THROUGH 12 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY, BOUNDED ON THE NORTHEAST BY THE NORTHWESTERLY PROLONGATION OF THE

MOST NORTHEAST NORTHEASTERLY LINE OF LOT 5 OF TRACT NO. 30781, AS PER MAP RECORDED IN BOOK 897, PAGES 8 THROUGH 12 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY AND BOUNDED ON THE SOUTHWEST BY THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTIONS OF THE SOUTHWESTERLY LINK OF SAID LOT 5.

EXCEPT THEREFROM THAT PORTION OF SAID LAND AS VACATED AS SAID PORTION IS SET OUT IN THE CITY OF LOS ANGELES ORDINANCE NO. 150,763 AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 4 AND 5 OF 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON SHEETS 5 AND 6 OF THE ALTA SURVEY.

PARCEL 13-C:

THAT PORTION OF THE SOUTHEASTERLY HALF OF OLIVE STREET, 80 FEET WIDE, AS SHOWN ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGES 401 AND 402 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY, BOUNDED NORTHWESTERLY BY THE CENTER OF SAID OLIVE STREET AND BOUNDED SOUTHEASTERLY BY THE SOUTHEASTERLY LINE OF SAID OLIVE STREET AND ON THE NORTHEAST BY THE NORTHWESTERLY PROLONGATION OF THE MOST NORTHEAST NORTHEASTERLY LINE OF LOT 5 OF TRACT NO. 30781 AS PER MAP RECORDED IN BOOK 897, PAGES 8 THROUGH 12 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY AND BOUNDED ON THE SOUTHWEST BY THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTION OF THE SOUTHWESTERLY LINE OF SAID LOT 5.

EXCEPT THEREFROM THAT PORTION OF SAID LAND AS RETAINED AND UNVACATED AS SAID PORTION IS SET OUT IN THE CITY OF LOS ANGELES ORDINANCE NO. 150,763 AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 4 AND 5 OF 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON SHEETS 5 AND 6 OF THE ALTA SURVEY.

PARCEL 13-D:

THAT PORTION OF THE SOUTHEASTERLY HALF OF OLIVE STREET, 80 FEET WIDE, AS SHOWN ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGES 401 AND 402 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AND AS SHOWN ON THE ALTA SURVEY, BOUNDED NORTHWESTERLY BY THE CENTER OF SAID OLIVE STREET AND ON THE NORTHEAST BY THE NORTHWESTERLY PROLONGATION OF THE MOST NORTHEAST NORTHEASTERLY LINE OF LOT 5 OF TRACT NO. 30781, AS PER MAP RECORDED IN BOOK 897 PAGES 8 THROUGH 12 INCLUSIVE OF MAPS, RECORDS OF SAID COUNTY AND BOUNDED ON THE SOUTHWEST BY THE NORTHWESTERLY PROLONGATION OF THE TANGENT PORTION OF THE SOUTHWESTERLY LINE OF SAID LOT 5.

EXCEPT THEREFROM THAT PORTION OF SAID LAND AS VACATED AS SAID PORTION IS SET OUT IN THE CITY OF LOS ANGELES ORDINANCE NO. 150,763 AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 4 AND 5 OF 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON SHEETS 5 AND 6 OF THE ALTA SURVEY.

PARCEL 14:

LOTS 2, 3 AND 4 OF TRACT NO. 30780, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 912 PAGES 39 TO 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY AND AS SHOWN ON THE ALTA SURVEY.

EXCEPT THEREFROM THAT PORTION OF SAID LAND LYING WITHIN THE BOUNDARY LINES OF TRACT NO. 30804, AS PER MAP RECORDED IN BOOK 1070 PAGES 31 THROUGH 38, INCLUSIVE OF MAPS,

IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 14-A:

THAT PORTION OF THIRD STREET AS SHOWN AND DEDICATED ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGES 401 AND 403 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AS VACATED, AS SAID PORTION IS SET OUT IN THE CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 82-01653 RECORDED SEPTEMBER 16, 1982 AS INSTRUMENT NO. 82-943159 IN OFFICIAL RECORDS OF SAID COUNTY AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 1 AND 2 OF 7 IN VOLUME 23, PAGE 68 AND AS SHOWN ON SHEET 4 OF THE ALTA SURVEY.

PARCEL 14-B:

THAT PORTION OF THIRD STREET AS SHOWN AND DEDICATED ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1, PAGES 401 AND 402 OF MISCELLANEOUS RECORDS, IN THE OFFICE OF TEE COUNTY RECORDER OF SAID COUNTY, AS RETAINED AND UNVACATED, AS SAID PORTION IS SET OUT IN THE CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 82-01653 RECORDED SEPTEMBER 16, 1982 AS INSTRUMENT NO. 82-943159 IN OFFICIAL RECORDS OF SAID COUNTY AND AS DELINEATED ON STREET VACATION MAPS ON SHEETS 1 AND 2 OF 7 IN VOLUME 23. PAGE 68 AND AS SHOWN ON SHEET 4 OF THE ALTA SURVEY.

PARCEL 15:

LOT 2 OF TRACT NO. 28761, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 926 PAGES 5 THROUGH 8 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY AND AS SHOWN ON THE ALTA SURVEY.

PARCEL 15-A:

THAT PORTION OF SECOND STREET AS SHOWN AND DEDICATED ON THE MAP OF BEAUDRY TRACT, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1 PAGES 401 AND 402 OF MISCELLANEOUS RECORDS, IN
THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AS RETAINED AND UNVACATED, AS SAID PORTION IS SET OUT IN CITY OF LOS ANGELES RESOLUTION TO VACATE NO. 79-21591 RECORDED JUNE 4, 1979 AS INSTRUMENT NO. 79-602882, IN OFFICIAL RECORDS OF SAID COUNTY AND AS DELINEATED ON STREET VACATION MAPS IN VOLUME 19, PAGE 95 AND AS SHOWN ON SHEET 3 OF THAT ALTA SURVEY.

ALSO EXCEPT THEREFROM ALL OF THE ABOVE DESCRIBED LAND, ALL OIL, GAS AND OTHER MINERAL SUBSTANCES, TOGETHER WITH THE RIGHT TO EXTRACT SUCH SUBSTANCES, PROVIDED THAT THE SURFACE OPENING OF A WELL, HOLE, SHAFT OR OTHER MEANS OF REACHING OR MOVING SUCH SUBSTANCES SHALL NOT BE LOCATED WITHIN THE BUNKER HILL URBAN RENEWAL PROJECT AREAS, AS RECORDED AUGUST 7, 1959 AS INSTRUMENT NO. 2893 IN BOOK M-335 PAGE 106, OFFICIAL RECORDS, AND SHALL NOT PENETRATE ANY PART OR PORTION OF SAID PROJECT AREA WITHIN 500 FEET OF THE SURFACE THEREOF, AS RESERVED IN VARIOUS DEEDS OF RECORD, AMONG THEM BEING THE DEED RECORDED MAY 20, 1966 AS INSTRUMENT NO. 3924, IN BOOK D-3311 PAGE 794, OFFICIAL RECORDS.

PARCEL 16:

A PARCEL OF LAND IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF

CALIFORNIA, BEING THOSE PORTIONS OF GRAND AVENUE 64 FEET WIDE AND GENERAL THADDEDS KOSCIUSZJOO WAY 40 FEET WIDE AS SHOWN ON THE MAP OF TRACT NO. 30780, RECORDED IN BOOK 912 PAGES 39 THROUGH 45 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, VACATED BY RESOLUTION NO. 84-21740 OF THE CITY COUNSEL OF THE CITY OF LOS ANGELES, A CERTIFIED COPY OF WHICH WAS RECORDED ON JANUARY 24, 1985 AS INSTRUMENT NO. 85-84593, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, LYING BELOW A HORIZONTAL PLANS AT ELEVATION 369.5 FEET BASED ON NATIONAL GEODETIC VERTICAL DATUM OF 1929, INCLUDED WITHIN A STRIP OF LAND 1.00 FOOT WIDE, LYING CONTIGUOUS TO AND NORTHERLY AND NORTHWESTERLY OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT THE INTERSECTION OF THE NORTHWESTERLY PROLONGATION OF A LINE PARALLEL WITH AND DISTANT 2.15 FEET SOUTHWESTERLY OF NORTHEASTERLY STRAIGHT LINE OF SAID LOT 2 WITH THE CURVED NORTHERLY LINE OF SAID LOT; THENCE WESTERLY AND SOUTHWESTERLY ALONG SAID CURVED LINE TO THE STRAIGHT NORTHWESTERLY LINE OF SAID LOT; THENCE SOUTHWESTERLY ALONG SAID NORTHWESTERLY LINE AND ITS SOUTHWESTERLY PROLONGATION TO ITS INTERSECTION WITH A LINE PARALLEL WITH AND DISTANT 21.3 FEET NORTHEASTERLY OF THE CENTERLINE OF 3RD PLACE 80 FEET WIDE AS SAID STREET IS SHOWN ON SAID MAP.

EXCEPT THEREFROM THAT PORTION LYING NORTHEASTERLY OF SAID FIRST MENTIONED PARALLEL LINE.

A PORTION OF SAID LAND IS NOW A PORTION OF LOTS 1 AND 2 OF TRACT NO. 30804, IN SAID CITY, AS PER MAP RECORDED IN BOOK 1070 PAGES 31 THROUGH 38, INCLUSIVE OF MAPS IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

PARCEL 17:

LOT 2 OF TRACT NO. 30804, IN THE CITY OF LOS ANGELES, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1070, PAGE(S) 31 THROUGH 38 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

                                    EXHIBIT B

                               LEASING GUIDELINES

"Leasing Guidelines" shall mean the guidelines approved in writing by Beneficiary, from time to time, with respect to the leasing of the Property. The following are the initial Leasing Guidelines:

         (a) All Leases shall be on the standard form of lease approved by Beneficiary in writing;

         (b)      All Leases shall have an initial term of not more than ten
(10) years;

         (c) None of the Leases shall cover more than the greater of (i) 25,000 square feet of net leasable area, or (ii) one (1) full floor of the Improvements;

         (d) All Leases on a net basis shall have an annual net minimum rent payable of at least $11.50 per square foot of net leasable area net of all concessions, and all Leases on a gross basis shall have an annual net minimum rent payable of at least $24.00 per square foot of net leasable area net of all concessions. Tenant concessions for the foregoing purposes shall be deemed to include, but are not limited to, tenant improvement allowances, rental abatements and external lease obligation reimbursements;

         (e) All net Leases shall contain provisions requiring the tenant to pay its proportionate share of operating expenses and taxes, and all other Leases shall contain provisions requiring the tenant to pay, after the first year, its proportionate share of increases in taxes and operating expenses; and

         (f) No Leases shall be entered into if there exists an Event of Default.

STATE OF CALIFORNIA     )
                        ) ss.
COUNTY OF LOS ANGELES   )

                  On 11-5, 2003, before me, Lisa M. Long, a Notary Public personally appeared Richard I. Gilchrist, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                  WITNESS my hand and official seal.

Signature /s/ LISA M. LONG         (Seal)
          ----------------------


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